UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06136
HOMESTEAD FUNDS, INC.
(Exact name of registrant as specified in charter)
4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office – Zip code)
Danielle C. Sieverling
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)
Copies to:
Bibb L. Strench
Sutherland, Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, D.C. 20004-2415
(Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-5993
Date of fiscal year end: December 31
Date of reporting period: June 30, 2007

Item 1. Reports to Shareholders

Daily Income Fund
Short-Term Government Securities Fund
Short-Term Bond Fund
Stock Index Fund
Value Fund
Small-Company Stock Fund
International Value Fund
Nasdaq-100 Index Tracking StockSM Fund

JUNE 30,
2007

semi-annual report

Table of Contents

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Small-Company Stock Fund	12
International Value Fund	14
Nasdaq-100 Index Tracking StockSM Fund	16
EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	25
Short-Term Government Securities Fund	27
Short-Term Bond Fund	30
Stock Index Fund	40
Value Fund	41
Small-Company Stock Fund	43
International Value Fund	44
Nasdaq-100 Index Tracking StockSM Fund	46
STATEMENTS OF ASSETS AND LIABILITIES	48
STATEMENTS OF OPERATIONS	50
STATEMENTS OF CHANGES IN NET ASSETS	52
FINANCIAL HIGHLIGHTS
Daily Income Fund	54
Short-Term Government Securities Fund	55
Short-Term Bond Fund	56
Stock Index Fund	57
Value Fund	58
Small-Company Stock Fund	59
International Value Fund	60
Nasdaq-100 Index Tracking StockSM Fund	61
NOTES TO FINANCIAL STATEMENTS	62
DIRECTORS AND OFFICERS	66
APPENDIX A—STATE STREET EQUITY 500 INDEX PORTFOLIO	67

PERFORMANCE EVALUATION
Daily Income Fund
The investment commentary below was prepared July 2, 2007, for the six-month period ended June 30, 2007. The views expressed below are those of the Fund’s portfolio manager and may have changed since that date. The opinions stated may contain forward looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and developments and governmental regulations of the Fund and its holdings. Such statements are subject to uncertainty, and the impact on the Fund may be materially different from what is described here.

ECONOMY AND INTEREST RATES

The first half of 2007 was an uneventful one for investors in high-quality short-term money market securities. The policy making unit of the Federal Reserve, the nation’s Central Bank, kept the federal funds rate constant at 5.25% throughout the time period. The federal funds rate is the rate banks charge each other on overnight loans to meet reserve requirements, and it is generally acknowledged to be a key driver of short-term market rates. The federal funds rate has been at 5.25% since mid-year 2006.

Throughout most of the first half of this year, the Treasury yield curve remained inverted. An inverted yield curve means that short-term interest rates are higher than long-term interest rates. This is not typical, since investors lending their money for a longer time period usually demand a higher rate than they would earn on a shorter debt instrument. It wasn’t until the end of the period, in the month of June, that the yield curve steepened.

FUND PERFORMANCE

The Daily Income Fund earned a total return of 2.29% for the first half of 2007. Returns did not vary much from month-to-month as short-term interest rates remained relatively stable throughout 2007.

The Daily Income Fund’s current yield is also little changed from its level at the start of this reporting period, also reflecting the stability in interest rates. At year end 2006, the Fund had an annualized seven-day effective yield of 4.83%, and at mid-year 2007 the Fund’s annualized yield was 4.71%.

Given the inversion of the yield curve, there was no incentive to lengthen portfolio maturity. Generally, the portfolio manager directed Fund assets to the higher rate securities available at the short end of the maturity spectrum. The weighted average maturity for the portfolio was 44 days as of June 30, 2007.

OUTLOOK

For the near-term future, it appears likely that the Fed will maintain its course and take no action to either raise or lower the federal funds rate. The housing sector slowdown and rising energy prices remain risks to the economy’s growth. But it’s not impossible that the Fed would take steps to tighten interest rates, given low unemployment, robust manufacturing output and a build-up of inflationary pressures. At this point, it appears the Fed’s policy-making unit will keep its target for the federal funds rate where it is in the months ahead.

   Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/07
Daily Income Fund	4.71%	2.16%	3.28%

YIELD
Annualized 7-day effective yield quoted 06/30/07			4.71%

SECURITY DIVERSIFICATION		on 12/31/2006	on 06/30/2007
(% of total investments)
Commercial paper		72.9%	86.4%
Corporate bonds		25.6%	9.6%
U.S. Government obligations		1.5%	4.0%
Cash equivalents		less than 0.1%	less than 0.1%

Total		100.0%	100.0%

MATURITY		on 12/31/2006	on 06/30/2007
Average Weighted Maturity		35 days	44 days

The yield quotation more closely reflects the current earnings of the Fund than the total return. An investment in the Daily Income Fund, a money market fund, is not insured or guaranteed by the FDIC or any other government agency. While this Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money by investing in this Fund. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares. The Daily Income Fund’s average total returns are net of any fee waivers and reimbursements.

Performance Evaluation

PERFORMANCE EVALUATION
Short-Term Government Securities and Short-Term Bond Funds
The investment commentary below was prepared July 12, 2007, for the six-month period ended June 30, 2007. The views expressed below are those of the Fund’s portfolio manager and may have changed since that date. The opinions stated may contain forward looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and developments and governmental regulations of the Fund and its holdings. Such statements are subject to uncertainty, and the impact on the Fund may be materially different from what is described here.

ECONOMY AND INTEREST RATES

The 2006 second-half slowdown in economic growth continued into the first half of 2007 as the decline in residential real estate accelerated, business inventories were liquidated and net exports declined. Housing and housing-related industries were particularly weak as the sub-prime mortgage debacle unfolded on both Main Street and Wall Street. Further aggravating factors during the period were a renewed rally in prices for crude oil, declining consumer confidence as a result of employment worries, the housing slump and rising mortgage rates due in part to tighter lending standards. The news elsewhere was generally upbeat as the first half came to a close with the manufacturing sector rebounding, a decline in the core rate of inflation (CPI excluding the volatile food and energy components), strong overseas economies and a robust stock market fueled by still vigorous corporate profits growth, share buybacks and leveraged takeover activity.

While GDP grew at a 3.1% rate in 2006, it increased a sluggish 0.7% in the first quarter due to the negative factors mentioned above, but it is expected to have rebounded to about a 3% annual rate during the second quarter. The reduction in business inventories supports a bullish outlook for the pace of economic expansion, as firms ramp up production to meet rising demand. Robust foreign economies and the competitiveness of the U.S. dollar should ensure that first quarter GDP is the low point for 2007. Crude oil, which closed 2006 at about $61 per barrel, rebounded to $70.68 at the end of the first half. The Conference Board’s measure of consumer confidence declined to 103.9 in June from 110.0 in December even though the unemployment rate has held steady at 4.5% with jobs increasing an additional 871,000 in the first half as measured by the non-farm payroll survey. Core CPI was just 2.2% for the 12 months ended May 31, 2007, as compared to 2.6% for 2006. Foreign economies and stock markets are generally strong, and this has led many major foreign Central Banks to either raise short-term rates or adopt an anti-inflationary tightening bias. For example, on July 10 the Bank of Canada boosted its benchmark interest rate 25 basis points— the first increase in more than a year which brings the rate to its highest level in six years— to help subdue inflationary pressures.

The most significant offset to these positive developments is the crisis in the sub-prime mortgage market. This meltdown was the result of a combination of factors— including poor lending practices, aggressive sales tactics and some instances of fraud— but the most important ingredient was the steep decline in the residential real estate market following outsized gains in 2001 through 2005. As long as housing values were rising, borrowers’ income shortfalls could be masked by either selling properties for gains or extracting equity. These tactics tended to suppress the true underlying problem, which was that too many people owned too much house with too little income.

The good news is that the sub-prime problems have not had a meaningfully negative effect on the broader economy. The bad news is that housing construction is in its worst recession since 1991, sub-prime mortgage delinquencies are at a six-year high of 13.77% and approximately $1.2 trillion of adjustable-rate mortgage debt will reset by the end of 2008, 75% of which may be to sub-prime borrowers who will find it increasingly difficult to refinance into a lower cost mortgage. While overall consumer spending has remained healthy, the collapse of the housing market (with its now diminished prospects for cash equity withdrawals) combined with consumers’ negative savings rate (-1.4%) are likely to keep a lid on any further strengthening of consumer demand.

The Federal Reserve’s policy-making unit, the Federal Open Market Committee (FOMC), kept its target for the federal funds rate at 5.25% as it views the risk of rising inflation to be greater than the chance of an economic downturn.

   Performance Evaluation

While bond yields declined from year-end levels until mid-March due to turmoil in the sub-prime market and hopes for a Fed rate cut, they then reversed direction and closed higher at the end of June. Two-year Treasury note yields rose five basis points, three-year Treasury note yields rose 15 basis points and five-year Treasury yields rose 23 basis points, allowing the Treasury yield curve to regain a positive slope during the period.

FUND PERFORMANCE

The Short-Term Government Securities Fund returned 1.99% for the six months ended June 30, 2007, compared to its benchmark index’s 1.93% gain. The Short-Term Bond Fund returned 1.94%, slightly behind its benchmark’s 1.97% return.

Sectors with strong relative performance for the first half included non-financial corporates (issuers in the industrials, utilities and transportation sectors) and asset-backed securities that are not associated with the housing sector. While most sectors had modest positive returns that slightly exceeded the returns on U.S. Treasuries, financial companies with meaningful exposure to the housing sector and mortgages were modest performance laggards.

Both Funds benefited from exposure to asset-backed securities, a sector not included in their respective benchmarks, and from floating rate issues that were not impacted by the rise in bond yields. Both Funds’ exposure to U.S. Treasuries and fixed-rate mortgages was a minor drag on performance. The Short-Term Bond Fund’s exposure to financial companies with ties to the mortgage industry was also a modest factor in the Fund’s underperformance. However, neither Fund’s portfolio was directly impacted by the widespread credit downgrades nor stunning hedge fund losses resulting from the sub-prime mortgage debacle.

OUTLOOK

The Fed stopped raising short-term interest rates after June 2006 and has highlighted since then the potential for further rate hikes given their view that inflation risk remains a greater threat than the risk of an economic downturn. Even with core CPI declining to near the top of their 1-2% “comfort zone,” they are still wary and apparently believe that the slowdown in housing is a severe cyclical contraction but not a serious risk to the overall economy. The bond market is appropriately skeptical of this view and considers the odds of a rate hike to be essentially zero for as long as the housing market remains in a deep slump. Indeed, many market participants consider it modestly possible that the Fed will cut rates over the next year. Based on historical precedent, that is a likely outcome. The Fed has rarely paused after a series of rate hikes only to resume course with another rate hike; historically, an extended pause has marked a change in direction. Nonetheless, the Fed, given their anti-inflation bias, is unlikely to cut rates by several hundred basis points, which is what would be required to put a true floor under housing. Also arguing against aggressive easing is the Fed’s reluctance to be perceived as riding to the rescue of every troubled sector.

Going forward, the Fed is expected to be bond-market friendly from a rate perspective but probably not from a rhetorical perspective unless housing worsens substantially or another major sector of the economy stumbles. At the margin, bond market fundamentals appear to be mildly positive, and although the overall level of the market is not particularly inexpensive relative to historical norms, the recent sub-prime troubles and credit market fears of economic contagion should make for some interesting investment opportunities as the market re-prices credit risk going forward.

Performance Evaluation

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/07
Short-Term Government Securities Fund	4.69%	2.48%	3.93%
Merrill Lynch 1-4.99 Year U.S. Treasury Index	5.17%	2.99%	4.88%

YIELD
Annualized 30-day SEC yield quoted 06/30/07			4.29%

SECURITY DIVERSIFICATION		on 12/31/06	on 06/30/07
(% of total investments)
U.S. Treasuries		60.8%	52.8%
Government-guaranteed agencies		13.0%	15.8%
Mortgage-backed securities		12.9%	14.7%
Asset-backed securities		8.4%	8.3%
Municipal bonds		2.6%	7.8%
Cash equivalents		2.3%	0.6%

Total		100.0%	100.0%

MATURITY		on 12/31/06	on 06/30/07
Average Weighted Maturity		3.01 years	2.87 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year U.S. Treasury Index made on June 30, 1997. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

   Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/07
Short-Term Bond Fund	5.16%	3.01%	4.55%
Merrill Lynch 1-4.99 Year Corp./ Gov. Index	5.55%	3.51%	5.22%

YIELD
Annualized 30-day SEC yield quoted 06/30/07			4.62%

SECURITY DIVERSIFICATION		on 12/31/06	on 06/30/07
(% of total investments)
Corporate bonds		47.4%	47.1%
Mortgage-backed securities		20.6%	23.3%
U.S. Government obligations		16.5%	14.4%
Asset-backed securities		8.3%	11.6%
Commercial paper		5.8%	2.5%
Municipal bonds		1.4%	1.1%
Cash equivalents		less than 0.1%	less than 0.1%

Total		100.0%	100.0%

MATURITY		on 12/31/06	on 06/30/07
Average Weighted Maturity		2.98 years	2.94 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year Corp./Gov Index made on June 30, 1997. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Stock Index Fund

The investment commentary below was prepared July 11, 2007, for the six-month period ended June 30, 2007. The views expressed below are those of the Fund’s portfolio manager and may have changed since that date. The opinions stated may contain forward looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and developments and governmental regulations of the Fund and its holdings. Such statements are subject to uncertainty, and the impact on the Fund may be materially different from what is described here.

MARKET CONDITIONS

Signs of stress in the fixed-income markets brought a cautious end to the first half of 2007, with U.S. stocks and bonds both slipping. Risk aversion tended to increase in the second quarter, especially after hopes for an official rate cut eroded through May. But in contrast to their less discriminating behavior during the panicky episodes of April 2005 and May 2006, investors focused their dismay in spring 2007 on specific sectors and instruments rather than on the broad market. The second quarter did bring a record high for the S&P 500, but the underpinnings of the global liquidity that has been buoying the capital markets clearly began to creak.

After peaking in early June, major equity averages explored a lower trading range and closed the month with modest losses but retained healthy gains for the first six months of the year. The S&P 500 retained a first-half gain of 6.96%. Your Fund kept pace with a six-month return of 6.62%.

With a rise in credit concerns putting financial stocks on the defensive, growth-oriented benchmarks outpaced value in June to establish a more measurable advantage on a year-to-date basis. The Russell 1000 Growth Index posted an 8.12% year-to-date gain, while Russell 1000 Value has a 6.23% return since the start of 2007. The gap is even greater in the small cap arena, with the Russell 2000® Growth Index gaining 9.34% since the start of the year, while Russell 2000 Value has returned 3.80% on a year-to-date basis.

INDEX PERFORMANCE

Nine of ten sectors in the S&P 500 gained ground during the first half of 2007. Energy was the top group with a 17.2% return. Firm product prices continued to boost oil stocks, but shares of oil service names also remained in steady upward trends. Materials was the second best performer, gaining 16.6%, led by Freeport-McMoRan and US Steel. Telecommunication services tacked on 15.8%, while industrials was up 10.9% for the six-month period. Long-dormant shares of General Electric managed a new five-year high on June 20.

The weakest and only area posting a negative return for the first six months was the interest-rate sensitive financial sector. Financials lost 0.80% in the first half of 2007. Towards the end of the period, although broker/dealers eased on fears that mortgage woes and tighter credit would dampen business, and banks continued to lag on concerns regarding their direct loan exposures, notable declines also occurred in the shares of financial guarantors like MBIA and MGIC, and those of credit rating purveyors like Moody’s.

The largest contributor to return year-to-date was AT&T, gaining 18.3%. At the end of the period AT&T was the third largest stock in the S&P 500. Energy firm Exxon Mobil Corp, the largest holding in the S&P 500, was the second biggest contributor during the period, gaining 10.4%. Apple, helped by a warm reception of the iPhone, was the third largest contributor with a gain of 43.8%. Of the three largest detractors to return, two are financial stocks. Citigroup detracted the most on the back of a 6% loss, followed by Amgen and Bank of America which lost 19% and 6.4% respectively.

The best individual performing security in the S&P 500 for the first six months was electronics retailer RadioShack with a 97.5% gain. Also impressive were Medimmune and Amazon.com with gains of 78.8% and 73.4% respectively. Lexmark International posted the worst return for the period, losing 32.6%. The next worst performers were homebuilders Pulte Homes and Lennar Corp. On the back of the slowdown in new home sales, these stocks lost 32% and 29.8% respectively.

   Performance Evaluation

Stock Index Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(10/99)

periods ended 06/30/07
Stock Index Fund	19.79%	9.94%	2.43%
Standard & Poor’s 500 Stock Index	20.59%	10.71%	3.15%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/07*		at 06/30/07*

Financials	20.6%	Consumer staples	9.1%
Information technology	14.8%	Telecommunications	3.7%
Healthcare	11.4%	Utilities	3.7%
Industrials	11.2%	Materials	3.2%
Consumer discretionary	10.3%	Cash equivalents	1.7%
Energy	10.3%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/07*		at 06/30/07*

ExxonMobil Corp.	3.5%	Bank of America Corp.	1.6%
General Electric Co.	2.9%	Proctor & Gamble Co.	1.4%
AT&T, Inc.	1.9%	American International Group, Inc.	1.4%
Citigroup, Inc.	1.9%	ChevronTexaco Corp.	1.4%
Microsoft Corp.	1.9%	Pfizer, Inc.	1.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made at the Fund’s inception on October 28, 1999. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the State Street Equity 500 Index Portfolio, the master portfolio in which the Homestead Stock Index Fund invests all of its assets. Please refer to Appendix A for the complete annual report of the State Street Equity 500 Index Portfolio.

Performance Evaluation

PERFORMANCE EVALUATION
Value Fund

The investment commentary below was prepared July 12, 2007, for the six-month period ended June 30, 2007. The views expressed below are those of the Fund’s portfolio manager and may have changed since that date. The opinions stated may contain forward looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and developments and governmental regulations of the Fund and its holdings. Such statements are subject to uncertainty, and the impact on the Fund may be materially different from what is described here.

MARKET CONDITIONS

The major stock market indices finished the first six months of 2007 with returns in the mid- to high-single digits, performance consistent with a maturing economic expansion and expectations for rising interest rates.

Investors were encouraged by continued corporate earnings growth and robust acquisition and share buyback activity. The economy seemed to be holding up reasonably well, despite rising energy prices and the slump in the housing market. Offsetting these positives was a wipe out in the sub-prime mortgage market, which puts additional strain on the already battered housing sector. Additionally, while measures of core CPI (which excludes prices for energy and food) do not appear threatening, surging energy prices continued to give investors a reason to be cautious.

FUND PERFORMANCE

The Value Fund increased 10.80% for the first half of the year and its benchmark index, the unmanaged S&P 500 Index, increased 6.96%. The Fund’s better-than-index results were due in part to the portfolio’s greater percentage of assets invested in the industrials, consumer discretionary and health care sectors. Industrial companies increased more than the overall average and the Fund’s industrial stocks rose more than the industrial sector of the Index. The Fund’s consumer discretionary sector stock picks were also strong. Having begun a renaissance in 2006, after a long period of underperformance, pharmaceutical companies continued to show better stock performance, with Abbott Laboratories, Bristol-Myers Squibb and Schering-Plough all doing very well compared to the overall market.

During the first six months of 2007, the Fund took initial positions in Motorola, a large producer and distributor of handsets/cell-phones and wireless communication devices; and Intel, one of the largest producers of semi-conductor chips in the world.

In the first half of the year, the Fund also added to its positions in CIT Group, Cisco Systems, Citigroup, Dell, Fifth Third, SAIC and Pfizer.

OUTLOOK

The fundamental conditions that supported the stock market in 2006 continued to aid the S&P 500 Index’s rise in the first half of 2007. Interest rates have remained relatively flat in an environment when the economy appears capable of continuing its expansion. Thus far, the weakened housing market and problems associated with sub-prime loans have not caused widespread decreases in the bond and equity markets. At the same time, there has been an appetite for companies going private via acquisitions or leveraged share buybacks. Such takeovers have been a source of valuation support for the overall market as buyers pay premiums for the shares of publicly traded company stocks. It would seem that as long as interest rates stay at present levels and buyout firms are able to raise money and make deals, then the present state of the market is likely to continue throughout the later half of 2007.

If those conditions prove correct and the environment for business remains generally favorable, then the foundation that supports company profitability remains solid. Other factors could alter that outlook, for example a political event or terrorist action. Barring these types of unpredictable situations, stocks could advance further in 2007. However, if the present environment continues, we believe it is indeed possible that we will see positive returns for the overall indices in the second half of 2007.

   Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/07
Value Fund	20.94%	13.26%	9.35%
Standard & Poor’s 500 Stock Index	20.59%	10.71%	7.13%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/07		at 06/30/07

Financials	19.1%	Materials	5.7%
Healthcare	16.7%	Consumer discretionary	4.6%
Industrials	15.9%	Utilities	3.9%
Information technology	9.8%	Consumer staples	2.4%
Energy	9.8%	Telecommunications services	1.9%
		Cash equivalents	10.2%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/07		at 06/30/07

Marathon Oil Corp.	4.0%	Dell Inc.	2.8%
Bristol-Myers Squibb Co.	3.3%	Abbott Laboratories	2.7%
Schering-Plough Corp.	3.3%	Dow Chemical Co.	2.7%
Cooper Tire & Rubber Co.	2.8%	Flowserve Corp.	2.6%
Tyco International Ltd.	2.8%	Parker Hannifin Corp.	2.6%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on June 30, 1997. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Small-Company Stock Fund

The investment commentary below was prepared July 12, 2007, for the six-month period ended June 30, 2007. The views expressed below are those of the Fund’s portfolio manager and may have changed since that date. The opinions stated may contain forward looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and developments and governmental regulations of the Fund and its holdings. Such statements are subject to uncertainty, and the impact on the Fund may be materially different from what is described here.

MARKET CONDITIONS

Much like the first half of 2006, during the first six months of 2007, the small-capitalization stock market indices including the Standard & Poor’s SmallCap 600 and the Russell 2000 continued to keep close pace with the larger capitalization stock market indices, such as the Dow Jones Industrials and the Standard & Poor’s 500 Stock Index, and kept close pace with the Nasdaq Composite Index.

For several years now, market pundits have increasingly suggested that large-capitalization companies are going to see better returns than small-capitalization companies in the near future. This transfer of market capitalization performance leadership has yet to occur, though the gaps are getting smaller or slightly behind in the case of the Russell 2000. Yet, small-capitalization stock valuations continue to remain relatively attractive compared with large-capitalization companies.

FUND PERFORMANCE

Your Fund increased 7.66% in the first six months of 2007 while its benchmark index, the Russell 2000, increased 6.45%. The Fund’s results varied from the Index due to strong results in the energy, industrials and health care sectors. Appreciation at Helmerich & Payne, Flowserve, Manitowoc and Triumph Group led the better than index results in the energy and industrials sectors. Triad Hospitals accounted for the out performance in health care, and Belden in the technology sector.

In the first half of the year, the Fund added to positions in Asset Acceptance Capital, Cardinal Financial, Carolina National, Citizens Banking, City Bank (Lynnwood, Washington), La-Z-Boy, Middleburg Financial, Sally Beauty Holdings, Southcoast Financial, Valley National and Westlake Chemical. Six of the positions that increased were in community banks. Community banks represent an attractive opportunity to invest in well managed banks in the more rapidly growing regions and metropolitan areas of the United States.

Stocks no longer in the portfolio include Blair, which was eliminated when it was purchased by a private equity firm. At Hancock Fabrics, the new management’s turnaround strategy did not lead to a recovery in the company’s operations. The company filed for Chapter 11 bankruptcy in March and the Fund liquidated its position. Also, just after the close of this reporting period, Reddy Ice Holdings announced it had accepted an offer to be purchased at a premium to its previous day market price and was subsequently sold out of the Fund.

OUTLOOK

Thus far, investors have shrugged off the impact of higher energy prices, sub-prime loan troubles, a weaker housing market, a weak U.S. dollar and conflicting views on whether the economy will strengthen or weaken in 2007. Yet, the economy held up in the first half of 2007 and seems capable of continuing to chug along for the remainder of the year.

As noted here before, as value investors, we seek to mitigate the risk inherent in equity investing by purchasing companies that are priced at levels that are below what we consider to be their intrinsic value or companies that are likely to make a change in their business that will lead to an improvement in their competitive position and/or their financial returns. At market highs, this can prove more difficult but regardless of the temporary condition of the overall stock market, we continue to investigate and identify new potential holdings.

We appreciate your continued trust and investment.

   Performance Evaluation

Small-Company Stock Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(03/98)

periods ended 06/30/07
Small-Company Stock Fund	14.39%	11.94%	9.47%
Russell 2000 Index	16.44%	13.88%	7.87%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/07		at 06/30/07

Industrials	23.9%	Utilities	4.2%
Financials	18.8%	Materials	4.0%
Consumer discretionary	13.1%	Healthcare	3.0%
Information technology	13.1%	Consumer staples	2.2%
Energy	5.9%	Cash equivalents	11.8%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/07		at 06/30/07

Manitowoc Co., Inc.	7.0%	Cooper Tire & Rubber	3.1%
Flowserve Corp.	5.9%	O’Charley’s Inc.	3.1%
Belden, Inc.	5.3%	Triad Hospitals, Inc.	3.0%
Questar Corp.	4.2%	Regal-Beloit Corp.	2.8%
Helmerich & Payne, Inc.	3.7%	Vishay Intertechnology, Inc.	2.8%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made at the Fund’s inception on March 4, 1998. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
International Value Fund

The investment commentary below was prepared July 13, 2007, for the six-month period ended June 30, 2007. The views expressed below are those of the Fund’s sub-advisor, Mercator Asset Management, L.P., and may have changed since that date. The opinions stated may contain forward looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and developments and governmental regulations of the Fund and its holdings. Such statements are subject to uncertainty, and the impact on the Fund may be materially different from what is described here.

MARKET CONDITIONS

International equities, year-to-date, have continued to please investors despite a recent increase in daily volatility. This volatility is partially attributed to events in the U.S., including a downturn in the sub-prime securities market and on-going speculation regarding the future direction of interest rates. Events in the Middle East and China-related developments have also contributed. Nevertheless continued global economic expansion and growth in corporate profitability have helped support overseas stock markets. Additionally, liquidity remains strong as investors continue to diversify investments abroad. Your Fund has benefited from these developments. It earned a return of 10.59% year-to-date compared to the MSCI EAFE Index’s 10.74%.

Overall, overseas markets continued to outperform U.S. markets. Within overseas developed markets, Canada and Europe have outperformed Asia, and emerging markets remain very strong despite a wide variance in returns for markets within this sub-asset class.

FUND PERFORMANCE

The better performing stocks in your Fund typically benefited from 1) merger and acquisition activity/speculation, 2) successful restructuring efforts, 3) a strong and sustained capital expenditures cycle, 4) investor interest in emerging markets and/or 5) a cyclical/secular upswing in commodities prices. Year-to-date, the better performing stocks in the Fund were Siemens, ABN Amro and LG Electronics. All three have yielded returns in excess of 40%. The poorer performing stocks have typically been affected by an underperforming Japanese market due to negative political expectations, despite the fact that corporate restructuring efforts and subsequent profitability growth remain strong.

During the six-month period, your Fund divested seven holdings that we believe had become fully valued. Three holdings, Saipem, Keppel and Repsol, were beneficiaries of strong performance in the energy sector. Two, Group 4 Securicor and Fuji Film, were successful in their restructuring efforts. Lend Lease was a real estate/construction investment driven by a strong cycle, and Telefonos de Mexico was a beneficiary of strong investor interest in emerging markets.

Four new holdings were established this year: Celesio, Westpac Banking, Vivendi and Samsung Electronics. Celesio is an anticipated beneficiary of changing demographics in Europe; both Westpac Banking and Vivendi are turnaround/restructuring investments; and Samsung Electronics was purchased assuming an eventual improvement in the semiconductor cycle.

OUTLOOK

Europe has continued to benefit from stronger than expected economic growth driven by both exports and domestic demand. Low interest rates are facilitating a wave of merger and acquisition activity which has been very supportive for stock prices. While there is concern that the euro’s rise over the past several years will hamper competitiveness, corporate cost cutting and strong demand have thus far been positive offsets.

Asian trade imbalances, currency concerns and inflation will be a key area of focus for central bankers as well as politicians. As China continues on its impressive growth path, many of the other Asian economies will benefit. However, as China broadens its reach and influence, there is a growing risk of a protectionist backlash in Europe and the US. In Japan, the nascent merger and acquisition activity has focused management attention on shareholder value, a welcome change for investors.

The robust global economy of the past few years has helped companies deliver strong earnings growth, which has supported positive equity market performance. Although we expect a moderation in global economic growth, and consequently a slowdown in earnings growth, we believe the markets should continue to provide solid, but modest equity gains.

   Performance Evaluation

International Value Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 06/30/07
International Value Fund*	25.28%	16.56%	7.85%
MSCI® EAFE® Index	27.00%	17.73%	9.59%

	% of Total		% of Total
	Investment		Investment
COUNTRY DIVERSIFICATION	at 06/30/07		at 06/30/07

United Kingdom	20.7%	Netherlands	3.2%
Japan	17.6%	South Korea	2.3%
Germany	10.6%	Sweden	2.3%
Switzerland	7.8%	Taiwan	2.0%
France	7.4%	Australia	1.9%
Italy	6.3%	Hong Kong	1.1%
Spain	5.4%	Cash equivalents	7.2%
Singapore	4.2%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/07		at 06/30/07

AXA SA	2.8%	Sumitomo Corp.	2.4%
Siemens AG	2.6%	Adidas AG	2.3%
Schneider Electric SA	2.6%	Unilever PLC	2.3%
Vodafone Group PLC	2.5%	British Sky Broadcast PLC	2.3%
Telefonica SA	2.4%	Ericsson	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made at the Fund’s inception on January 22, 2001. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator’s role as subadvisor began June 12, 2006.

Performance Evaluation

PERFORMANCE EVALUATION
Nasdaq-100 Index Tracking StockSM Fund

The investment commentary below was prepared July 13, 2007, for the six-month period ended June 30, 2007. The views expressed below are those of the Fund’s portfolio manager and may have changed since that date. The opinions stated may contain forward looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and developments and governmental regulations of the Fund and its holdings. Such statements are subject to uncertainty, and the impact on the Fund may be materially different from what is described here.

MARKET CONDITIONS

Generally, the broad stock market indices posted positive returns for the first half of the year despite a loss in June. Investors were upbeat for most of the period, focusing on continued growth of corporate profits, a vigorous pace of share buybacks and acquisitions, still low interest rates and a non-threatening rate of inflation as measured by core Consumer Price Index, which excludes food and energy.

The market’s backslide in June was due to increased fears that problems in the sub-prime mortgage market would spill over to the broader economy, and worries that the domestic economy might be expanding at a more robust pace than was originally anticipated. An overheating economy triggers concern for rising interest rates. Rising rates are typically considered bad news for stocks, since they make yields on fixed-income investments more attractive. Additionally, higher borrowing costs tend to dampen consumer and business spending, which softens the outlook for corporate profits.

INDEX PERFORMANCE

The Nasdaq-100 Index posted a 10.21% gain for the six months ending June 30, 2007, ahead of the 6.96% result for the broader market S&P 500 Stock Index. Your Fund, which is managed to track the performance of the Nasdaq-100 Index, posted a return of 9.54%.

The primary component of tracking error— the 67 basis point difference between the Fund’s return and the Index’s— is the cost of operating the Fund. All mutual funds incur expenses. These cover the necessary costs of trading, recordkeeping and legal and administrative services. The index does not incur any expenses and no one can invest directly in an index. It is strictly a benchmark for performance.

Broad market gains were widely dispersed with most industry groups faring well. The industry groups that are heavily represented in the Nasdaq-100 Index— information technology and consumer discretionary— posted better performance than the broad market overall, as measured by the Standard & Poor’s 500 Stock Index. There were a number of performance stand-outs, including Apple Computer and Intel, which both posted double-digit gains in the six-month period.

In the first half of 2007, there were four portfolio changes to the Nasdaq-100 Index. Computer hardware manufacturer Logitech Technology replaced Comverse. Ireland-based Ryanair Holdings replaced American Power Conversion. UAL, whose main subsidiary is United Airlines, replaced American Eagle Outfitters; and the pharmaceuticals manufacturer Cephalon replaced the biotech company MedImmune.

   Performance Evaluation

Nasdaq-100 Index Tracking StockSM Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 06/30/07
Nasdaq-100 Index Tracking StockSM Fund	21.21%	11.38%	-6.95%
Nasdaq-100 Index	23.23%	13.32%	-4.47%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/07*		at 06/30/07*

Information technology	60.0%	Telecommunications services	1.2%
Consumer discretionary	14.3%	Materials	0.3%
Health care	12.9%	Energy	0.2%
Consumer staples	6.8%	Utilities	0.0%
Industrials	4.3%	Financials	0.0%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/07*		at 06/30/07*

Apple Inc.	7.6%	QUALCOMM Inc.	4.5%
Costco Wholesale Corp.	6.5%	Lam Research Corp.	3.9%
Google Inc. Class A	5.4%	CheckFree Corp.	3.0%
Infosys Technologies Ltd. (Ads)	5.3%	Intuitive Surgical Inc.	2.7%
Microsoft Corp.	5.1%	EchoStar Comm. Corp. Cl. A	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Nasdaq-100 Index made at the Fund’s inception on January 22, 2001. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Nasdaq-100 Index Tracking StockSM Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for PowerShares QQQTM, the exchange traded fund in which the Homestead Nasdaq-100 Index Tracking StockSM Fund invests substantially all of its assets. More information about PowerShares QQQTM is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.

Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2007 and held through June 30, 2007.

ACTUAL EXPENSES

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $13.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

   Expense Example

	Beginning Account	Ending Account
	Value	Value	Expenses Paid	Annualized
	01/01/2007	06/30/2007	During the Period[a]	Expense Ratio

DAILY INCOME FUND
Actual Return	$1,000.00	$1,019.33	$3.75	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,021.47	3.75	0.75%
SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	1,000.00	1,016.29	3.74	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,021.47	3.75	0.75%
SHORT-TERM BOND FUND
Actual Return	1,000.00	1,015.53	3.99	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.22	4.00	0.80%
STOCK INDEX FUND[b]
Actual Return	1,000.00	1,064.55	3.41	0.67%
Hypothetical (5% return before expenses)	1,000.00	1,021.87	3.35	0.67%
VALUE FUND
Actual Return	1,000.00	1,109.19	3.63	0.70%
Hypothetical (5% return before expenses)	1,000.00	1,021.72	3.50	0.70%
SMALL-COMPANY STOCK FUND
Actual Return	1,000.00	1,072.50	6.38	1.25%
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.25	1.25%
INTERNATIONAL VALUE FUND
Actual Return	1,000.00	1,105.34	5.12	0.99%
Hypothetical (5% return before expenses)	1,000.00	1,020.26	4.95	0.99%
NASDAQ-100 INDEX TRACKING STOCK FUND
Actual Return	1,000.00	1,091.25	7.72	1.50%
Hypothetical (5% return before expenses)	1,000.00	1,017.69	7.49	1.50%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in most recent six-month period, then divided by the number of days in the most recent twelve-month period.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling the Chief Compliance Office at 1-800-258-3030 prompt 3. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at www.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly portfolio holdings also can be accessed on the Funds’ website at www.homesteadfunds.com. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semi-annual and annual reports.

SHAREHOLDER MEETING RESULTS

A special meeting of the shareholders of the Homestead Funds, Inc. was held on April 20, 2007. At this meeting, the following matters were voted upon by the shareholders (the voting results are presented below):

1.	Approve the amendment or elimination of each of the fundamental investment policies of Homestead Funds, Inc.

Daily Income Fund

1A:	To amend the policy on concentration of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	69,325,470.394	51.556%	98.789%
Against	310,819.830	0.231%	0.443%
Abstain	538,694.780	0.401%	0.768%

1B:	To amend the policy on commodities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	69,975,006.444	52.039%	99.715%
Against	95,947.560	0.071%	0.137%
Abstain	104,031.000	0.077%	0.148%

1C:	To amend the policy on making loans.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	69,315,685.194	51.549%	98.775%
Against	751,836.840	0.559%	1.071%
Abstain	107,462.970	0.080%	0.153%

1D:	To amend the policy on underwriting.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	69,326,280.534	51.557%	98.791%
Against	306,871.450	0.228%	0.437%
Abstain	541,833.020	0.403%	0.772%

1E:	To amend the policy on real estate.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	69,128,148.254	51.410%	98.508%
Against	479,428.420	0.357%	0.683%
Abstain	567,408.330	0.422%	0.809%

1F:	To amend the policies on borrowing and senior securities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	69,749,407.614	51.872%	99.394%
Against	318,114.420	0.237%	0.453%
Abstain	107,462.970	0.080%	0.153%

1G:	To amend the policies on diversification of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	69,763,272.414	51.882%	99.413%
Against	307,681.590	0.229%	0.438%
Abstain	104,031.000	0.077%	0.148%

   Regulatory and Shareholder Matters

1H:	To eliminate the policy on margin and short sales.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	68,830,921.854	51.188%	98.085%
Against	780,038.740	0.580%	1.112%
Abstain	564,024.410	0.419%	0.804%

1I:	To eliminate the policy on pledging, mortgaging or hypothecating of assets.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	68,896,858.094	51.238%	98.179%
Against	782,132.030	0.582%	1.115%
Abstain	495,994.880	0.369%	0.707%

International Value Fund

1A:	To amend the policy on concentration of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,817,946.666	18.303%	26.853%
Against	4,951,008.308	49.846%	73.131%
Abstain	1,067.494	0.011%	0.016%

1B:	To amend the policy on commodities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	6,763,946.636	68.099%	99.910%
Against	5,008.338	0.050%	0.074%
Abstain	1,067.494	0.011%	0.016%

1C:	To amend the policy on making loans.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	6,760,223.096	68.061%	99.855%
Against	8,731.878	0.088%	0.129%
Abstain	1,067.494	0.011%	0.016%

1D:	To amend the policy on underwriting.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	6,758,086.806	68.040%	99.824%
Against	4,885.492	0.049%	0.072%
Abstain	7,050.170	0.071%	0.104%

1E:	To amend the policies on real estate.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	6,764,075.656	68.100%	99.912%
Against	4,879.318	0.049%	0.072%
Abstain	1,067.494	0.011%	0.016%

1F:	To amend the policies on borrowing and senior securities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	6,762,943.231	68.088%	99.895%
Against	6,011.743	0.061%	0.089%
Abstain	1,067.494	0.011%	0.016%

1G:	To amend the policies on diversification of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	6,763,894.611	68.098%	99.909%
Against	5,060.363	0.051%	0.075%
Abstain	1,067.494	0.011%	0.016%

NASDAQ-100 Index Tracking StockSM Fund

1A:	To amend the policy on concentration of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	685,770.044	51.559%	99.153%
Against	2,305.551	0.173%	0.333%
Abstain	3,554.856	0.267%	0.514%

1B:	To amend the policy on commodities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	685,770.044	51.559%	99.153%
Against	2,305.551	0.173%	0.333%
Abstain	3,554.856	0.267%	0.514%

1C:	To amend the policy on making loans.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	685,501.438	51.539%	99.114%
Against	2,574.157	0.194%	0.372%
Abstain	3,554.856	0.267%	0.514%

1D:	To amend the policy on underwriting.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	686,514.924	51.615%	99.260%
Against	1,560.671	0.117%	0.226%
Abstain	3,554.856	0.267%	0.514%

1E:	To amend the policy on real estate.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	686,514.924	51.615%	99.260%
Against	1,560.671	0.117%	0.226%
Abstain	3,554.856	0.267%	0.514%

1F:	To amend the policies on borrowing and senior securities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	686,246.318	51.595%	99.222%
Against	1,829.277	0.138%	0.264%
Abstain	3,554.856	0.267%	0.514%

1H:	To eliminate the policy on margin and short sales.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	686,452.864	51.610%	99.251%
Against	1,622.731	0.122%	0.235%
Abstain	3,554.856	0.267%	0.514%

Regulatory and Shareholder Matters

1I:	To eliminate the policy on pledging, mortgaging or hypothecating of assets.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	686,308.378	51.599%	99.231%
Against	1,767.217	0.133%	0.256%
Abstain	3,554.856	0.267%	0.514%

Short-Term Bond Fund

1A:	To amend the policy on concentration of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	20,501,542.332	50.792%	98.115%
Against	120,544.161	0.299%	0.577%
Abstain	273,326.451	0.677%	1.308%

1B:	To amend the policy on commodities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	20,491,459.444	50.768%	98.067%
Against	132,236.139	0.328%	0.633%
Abstain	271,717.361	0.673%	1.300%

1C:	To amend the policy on making loans.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	20,391,107.074	50.519%	97.587%
Against	231,040.479	0.572%	1.106%
Abstain	273,265.391	0.677%	1.308%

1D:	To amend the policy on underwriting.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	20,371,549.209	50.470%	97.493%
Against	205,331.130	0.509%	0.983%
Abstain	318,532.605	0.789%	1.524%

1E:	To amend the policy on real estate.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	20,362,853.129	50.449%	97.451%
Against	257,919.441	0.639%	1.234%
Abstain	274,640.374	0.680%	1.314%

1F:	To amend the policies on borrowing and senior securities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	20,563,254.551	50.945%	98.410%
Against	52,392.647	0.130%	0.251%
Abstain	279,765.746	0.693%	1.339%

1G:	To amend the policies on diversification of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	20,521,363.437	50.842%	98.210%
Against	94,821.818	0.235%	0.454%
Abstain	279,227.689	0.692%	1.336%

1H:	To eliminate the policy on margin and short sales.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	20,232,871.301	50.127%	96.829%
Against	348,001.705	0.862%	1.665%
Abstain	314,539.938	0.779%	1.505%

1I:	To eliminate the policy on pledging, mortgaging or hypothecating of assets.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	20,267,148.237	50.212%	96.993%
Against	313,613.371	0.777%	1.501%
Abstain	314,651.336	0.780%	1.506%

Short-Term Government Securities Fund

1A:	To amend the policy on concentration of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	3,678,864.004	50.533%	98.242%
Against	577.546	0.008%	0.015%
Abstain	65,252.727	0.896%	1.743%

1B:	To amend the policy on commodities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	3,651,636.192	50.159%	97.515%
Against	27,805.358	0.382%	0.743%
Abstain	65,252.727	0.896%	1.743%

1C:	To amend the policy on making loans.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	3,648,594.672	50.117%	97.434%
Against	29,329.900	0.403%	0.783%
Abstain	66,769.705	0.917%	1.783%

1D:	To amend the policy on underwriting.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	3,676,521.419	50.501%	98.179%
Against	1,403.153	0.019%	0.037%
Abstain	66,769.705	0.917%	1.783%

1E:	To amend the policy on real estate.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	3,615,519.893	49.663%	96.550%
Against	61,075.479	0.839%	1.631%
Abstain	68,098.905	0.935%	1.819%

1F:	To amend the policies on borrowing and senior securities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	3,676,231.758	50.497%	98.172%
Against	2,295.158	0.032%	0.061%
Abstain	66,167.361	0.909%	1.767%

   Regulatory and Shareholder Matters

1G:	To amend the policies on diversification of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	3,678,953.031	50.534%	98.244%
Against	488.519	0.007%	0.013%
Abstain	65,252.727	0.896%	1.743%

1H:	To eliminate the policy on margin and short sales.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	3,598,365.702	49.427%	96.092%
Against	80,161.214	1.101%	2.141%
Abstain	66,167.361	0.909%	1.767%

1I:	To eliminate the policy on pledging, mortgaging or hypothecating of assets.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	3,601,503.726	49.470%	96.176%
Against	75,682.911	1.040%	2.021%
Abstain	67,507.640	0.927%	1.803%

Small-Company Stock Fund

1A:	To amend the policy on concentration of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,817,367.285	53.527%	99.443%
Against	7,552.460	0.222%	0.413%
Abstain	2,629.760	0.077%	0.144%

1B:	To amend the policy on commodities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,816,023.331	53.487%	99.369%
Against	8,896.414	0.262%	0.487%
Abstain	2,629.760	0.077%	0.144%

1C:	To amend the policy on making loans.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,813,116.227	53.402%	99.210%
Against	11,707.955	0.345%	0.641%
Abstain	2,725.323	0.080%	0.149%

1D:	To amend the policy on underwriting.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,817,318.568	53.525%	99.440%
Against	7,505.614	0.221%	0.411%
Abstain	2,725.323	0.080%	0.149%

1E:	To amend the policy on real estate.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,815,484.110	53.471%	99.340%
Against	9,271.072	0.273%	0.507%
Abstain	2,794.323	0.082%	0.153%

1F:	To amend the policies on borrowing and senior securities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,816,405.806	53.499%	99.390%
Against	7,876.335	0.232%	0.431%
Abstain	3,267.364	0.096%	0.179%

1G:	To amend the policies on diversification of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,816,800.867	53.510%	99.412%
Against	7,446.841	0.219%	0.407%
Abstain	3,301.797	0.097%	0.181%

1H:	To eliminate the policy on margin and short sales.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,804,871.848	53.159%	98.759%
Against	19,845.916	0.585%	1.086%
Abstain	2,831.741	0.083%	0.155%

1I:	To eliminate the policy on pledging, mortgaging or hypothecating of assets.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,804,644.555	53.152%	98.747%
Against	19,664.666	0.579%	1.076%
Abstain	3,240.284	0.095%	0.177%

Stock Index Fund

1A:	To amend the policy on concentration of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	2,770,471.892	51.215%	98.964%
Against	7,211.084	0.133%	0.258%
Abstain	21,791.934	0.403%	0.778%

1B:	To amend the policy on commodities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	2,769,376.108	51.195%	98.925%
Against	8,306.868	0.154%	0.297%
Abstain	21,791.934	0.403%	0.778%

1C:	To amend the policy on making loans.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	2,757,143.660	50.969%	98.488%
Against	20,539.316	0.380%	0.734%
Abstain	21,791.934	0.403%	0.778%

1D:	To amend the policy on underwriting.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	2,767,291.084	51.156%	98.850%
Against	10,391.892	0.192%	0.371%
Abstain	21,791.934	0.403%	0.778%

Regulatory and Shareholder Matters

1E:	To amend the policy on real estate.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	2,760,109.523	51.024%	98.594%
Against	17,573.453	0.325%	0.628%
Abstain	21,791.934	0.403%	0.778%

1F:	To amend the policies on borrowing and senior securities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	2,769,107.935	51.190%	98.915%
Against	8,575.041	0.159%	0.306%
Abstain	21,791.934	0.403%	0.778%

1G:	To amend the policies on diversification of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	2,770,202.701	51.210%	98.954%
Against	7,480.275	0.138%	0.267%
Abstain	21,791.934	0.403%	0.778%

Value Fund

1A:	To amend the policy on concentration of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	9,236,741.145	49.720%	98.251%
Against	69,525.785	0.374%	0.740%
Abstain	94,939.783	0.511%	1.010%

1B:	To amend the policy on commodities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	9,187,013.161	49.452%	97.722%
Against	119,469.720	0.643%	1.271%
Abstain	94,723.832	0.510%	1.008%

1C:	To amend the policy on making loans.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	9,027,816.873	48.595%	96.028%
Against	279,228.124	1.503%	2.970%
Abstain	94,161.716	0.507%	1.002%

1D:	To amend the policy on underwriting.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	9,231,379.883	49.691%	98.194%
Against	69,817.988	0.376%	0.743%
Abstain	100,008.842	0.538%	1.064%

1E:	To amend the policy on real estate.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	9,187,782.417	49.456%	97.730%
Against	109,117.171	0.587%	1.161%
Abstain	104,307.125	0.561%	1.110%

1F:	To amend the policies on borrowing and senior securities.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	9,205,862.946	49.553%	97.922%
Against	96,065.409	0.517%	1.022%
Abstain	99,278.358	0.534%	1.056%

1G:	To amend the policies on diversification of investments.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	9,236,842.474	49.720%	98.252%
Against	69,424.027	0.374%	0.738%
Abstain	94,940.212	0.511%	1.010%

1H:	To eliminate the policy on margin and short sales.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	8,980,033.269	48.338%	95.520%
Against	308,539.610	1.661%	3.282%
Abstain	112,633.834	0.606%	1.198%

1I:	To eliminate the policy on pledging, mortgaging or hypothecating of assets.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	8,972,738.800	48.298%	95.442%
Against	322,410.667	1.735%	3.429%
Abstain	106,057.246	0.571%	1.128%

   Regulatory and Shareholder Matters

PORTFOLIO OF INVESTMENTS: Daily Income Fund
June 30, 2007 (Unaudited)

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value

(9.6% of portfolio)
CIT Group Inc.	5.50%	11/30/07	$550,000	$550,411
EI Dupont De Nemours & Co.	3.38	11/15/07	150,000	148,877
IBM Corp.	6.45	08/01/07	110,000	110,084
IBM Corp.	3.80	02/01/08	2,000,000	1,981,008
Merrill Lynch & Co. Inc.	4.25	09/14/07	825,000	823,065
Merrill Lynch & Co. Inc.	4.00	11/15/07	100,000	99,491
Merrill Lynch & Co. Inc.	3.63	04/01/08	5,820,000	5,748,114
Morgan Stanley	4.38	07/12/07	1,100,000	1,099,692
Wells Fargo & Co.	5.25	12/01/07	825,000	824,299
Wells Fargo & Co.	3.50	04/04/08	2,000,000	1,973,640

Total Corporate Notes (Cost $13,358,681)				13,358,681

COMMERCIAL PAPER

(86.4% of portfolio)
Air Liquide	5.27	07/23/07	3,220,000	3,209,630
Air Liquide	5.30	07/25/07	3,314,000	3,302,290
American General Finance Corp.	5.29	07/05/07	1,380,000	1,379,189
American General Finance Corp.	5.27	07/06/07	1,820,000	1,818,668
American General Finance Corp.	5.29	07/11/07	3,500,000	3,494,857
American Honda Finance Corp.	5.22	07/19/07	2,400,000	2,393,736
American Honda Finance Corp.	5.22	08/10/07	2,350,000	2,336,370
American Honda Finance Corp.	5.23	08/31/07	2,030,000	2,012,010
BMW US Capital LLC	5.25	07/16/07	218,000	217,523
BMW US Capital LLC	5.23	07/23/07	2,381,000	2,373,390
BMW US Capital LLC	5.23	07/25/07	1,470,000	1,464,875
Chevron Texaco Funding Corp.	5.23	07/02/07	3,470,000	3,469,496
Chevron Texaco Funding Corp.	5.23	07/13/07	1,300,000	1,297,734
Chevron Texaco Funding Corp.	5.23	08/01/07	1,998,000	1,989,002
CIT Group Inc.	5.27	07/16/07	3,110,000	3,103,171
CIT Group Inc.	5.26	07/20/07	3,100,000	3,091,394
Citigroup Funding Inc.	5.26	07/03/07	2,960,000	2,959,136
Citigroup Funding Inc.	5.24	07/17/07	3,710,000	3,701,360
Coca-Cola Co.	5.22	07/13/07	480,000	479,165
Deere & Company	5.28	07/06/07	610,000	609,553
Deere & Company	5.23	07/09/07	2,350,000	2,347,269
Deere & Company	5.32	07/11/07	3,800,000	3,794,384
EI Dupont De Nemours & Co.	5.22	07/30/07	1,581,000	1,574,352
General Electric Capital Corp.	5.23	07/24/07	1,836,000	1,829,865
General Electric Capital Corp.	5.23	07/30/07	2,907,000	2,894,752
Hewlett Packard Co.	5.25	07/19/07	3,000,000	2,992,125
Hewlett Packard Co.	5.29	07/20/07	1,800,000	1,794,974
Hewlett Packard Co.	5.26	07/24/07	1,837,000	1,830,827
HSBC Finance Corp.	5.25	07/02/07	3,079,000	3,078,551
IBM Corp.	5.24	07/10/07	3,000,000	2,996,070
IBM Corp.	5.23	07/24/07	1,660,000	1,654,453
Johnson & Johnson	5.22	08/08/07	3,808,000	3,787,018
Johnson & Johnson	5.22	08/17/07	3,000,000	2,979,555
MetLife Inc.	5.21	07/18/07	4,302,000	4,291,416
MetLife Inc.	5.23	07/18/07	1,455,000	1,451,407
MetLife Inc.	5.24	08/15/07	1,000,000	993,450
Nestle Capital Corp.	5.24	07/11/07	715,000	713,959
Nestle Capital Corp.	5.22	09/07/07	2,610,000	2,584,265
Oracle Corp.	5.24	07/12/07	700,000	698,879
Proctor & Gamble Co.	5.22	07/31/07	6,267,000	6,239,739
Prudential Funding Corp.	5.24	07/26/07	2,630,000	2,620,430
Prudential Funding Corp.	5.24	07/27/07	2,100,000	2,092,053
Prudential Funding Corp.	5.25	08/03/07	2,040,000	2,030,183

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
June 30, 2007 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Commercial Paper continued)
Southern Company	5.26%		07/11/07	$2,530,000	$2,526,303
Total S.A.	5.28		07/18/07	385,000	384,040
Toyota Motor Credit Corp.	5.23		07/12/07	2,510,000	2,505,989
Toyota Motor Credit Corp.	5.24		07/17/07	1,860,000	1,855,668
UBS Finance Delaware LLC	5.35		07/02/07	6,870,000	6,868,979
XTRA Corp.	5.33		07/27/07	3,493,000	3,479,554

Total Commercial Paper (Cost $119,593,058)					119,593,058

U. S. GOVERNMENT AGENCY OBLIGATIONS

(4.0% of portfolio)
Federal Farm Credit Bank	3.70		11/02/07	75,000	74,542
Federal Home Loan Bank	3.25		07/13/07	1,000,000	999,327
Federal Home Loan Bank	4.63		07/18/07	200,000	199,939
Federal Home Loan Bank	5.00		08/10/07	500,000	499,742
Federal Home Loan Bank	3.20		08/10/07	500,000	498,871
Federal Home Loan Bank	5.00		08/24/07	650,000	649,580
Federal Home Loan Bank	4.00		08/30/07	1,000,000	997,926
Federal Home Loan Bank	2.70		12/28/07	1,000,000	987,226
Federal Home Loan Bank	4.43		04/07/08	200,000	198,623
Federal Home Loan Mortgage Corp.(a)	3.50		10/25/07	75,000	74,592
Federal Home Loan Mortgage Corp.(a)	3.25		01/28/08	300,000	296,412

Total U.S. Government Agency Obligations (Cost $5,476,780)					5,476,780

MONEY MARKET ACCOUNT

(less than 0.1% of portfolio)
SSgA Money Market Fund	5.00	(b)		806	806

Total Money Market Account (Cost $806)					806

TOTAL INVESTMENTS IN SECURITIES (Cost $138,429,325)—100%					$138,429,325

(a)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(b)	7-day yield at June 30, 2007.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
June 30, 2007 (Unaudited)

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(8.3% of portfolio)
Small Business Administration 93-20J	5.90%		10/01/13	$67,357	$67,839
Small Business Administration 98-20D	6.15		04/01/18	90,242	91,447
Small Business Administration 98-20E	6.30		05/01/18	59,147	60,102
Small Business Administration 98-20H	6.15		08/01/18	31,961	32,398
Small Business Administration 99-20D	6.15		04/01/19	93,949	95,290
Small Business Administration 05-10E	4.54		09/01/15	87,566	85,071
Small Business Administration Pool # 100075	3.50		05/25/19	63,343	57,023
Small Business Administration Pool # 500724	7.25	(a)	12/25/13	14,215	14,061
Small Business Administration Pool # 502261	6.38	(a)	10/25/17	22,615	22,429
Small Business Administration Pool # 502477	6.25	(a)	09/25/18	60,888	60,137
Small Business Administration Pool # 502543	5.95	(a)	01/25/19	107,935	108,481
Small Business Administration Pool # 502684	6.25	(a)	07/25/19	25,918	26,206
Small Business Administration Pool # 503278	5.88	(a)	02/25/21	43,153	43,370
Small Business Administration Pool # 503463	6.13	(a)	09/25/21	80,777	79,770
Small Business Administration Pool # 504305	5.88	(a)	10/25/23	29,906	29,391
Small Business Investment Companies 99-10A	6.24		03/10/09	306,156	308,548
Small Business Investment Companies 02-20K	5.08		11/01/22	68,195	66,573
Small Business Investment Companies 02-P10B	5.20		08/01/12	145,698	144,632
Small Business Investment Companies 03-10A	4.63		03/10/13	697,470	667,453
Small Business Investment Companies 03-10B	3.39		03/01/13	102,999	97,913
Small Business Investment Companies 03-P10A	4.52		02/10/13	48,009	45,815
Small Business Investment Companies 03-P10B	5.14		08/10/13	141,010	138,351
Small Business Investment Companies 04-10A	4.12		03/01/14	188,641	177,416
Small Business Investment Companies 04-10B	4.68		09/10/14	288,273	276,188
Small Business Investment Companies 04-P10A	4.50		02/01/14	153,301	146,305
Small Business Investment Companies 05-10B	4.94		09/10/15	300,000	286,250

Total Asset Backed Securities (Cost $3,235,245)					3,228,459

MORTGAGE BACKED SECURITIES

(14.7% of portfolio)
GNMA #1928	7.00		11/20/09	4,806	4,868
GNMA #8004	5.75	(a)	07/20/22	53,157	53,577
GNMA #8006	5.75	(a)	07/20/22	45,125	45,497
GNMA #8038	5.75	(a)	08/20/22	27,391	27,617
GNMA #8040	5.75	(a)	08/20/22	64,789	65,431
GNMA #8054	6.13	(a)	10/20/22	13,308	13,442
GNMA #8076	6.13	(a)	11/20/22	25,956	26,252
GNMA #8102	6.00	(a)	02/20/16	18,097	18,102
GNMA #8103	6.50	(a)	02/20/16	57,589	58,165
GNMA #8157	6.38	(a)	03/20/23	54,865	55,365
GNMA #8191	5.38	(a)	05/20/23	92,366	93,295
GNMA #8215	5.38	(a)	04/20/17	10,801	10,901
GNMA #8259	5.75	(a)	08/20/23	22,718	22,890
GNMA #8297	6.13	(a)	12/20/17	28,550	28,962
GNMA #8332	6.50	(a)	03/20/18	18,127	18,323
GNMA #8344	5.50	(a)	04/20/18	36,155	36,573
GNMA #8384	6.38	(a)	03/20/24	12,850	12,953
GNMA #8393	6.00	(a)	08/20/18	12,691	12,744
GNMA #8400	5.75	(a)	08/20/18	24,557	24,755
GNMA #8405	6.00	(a)	09/20/18	21,591	21,864
GNMA #8423	5.38	(a)	05/20/24	14,850	15,019
GNMA #8429	6.13	(a)	11/20/18	25,793	26,152
GNMA #8459	5.75	(a)	07/20/24	22,657	22,865
GNMA #8499	5.88	(a)	05/20/19	11,770	11,928
GNMA #8518	6.13	(a)	10/20/24	21,356	21,606
GNMA #8532	6.13	(a)	10/20/24	28,557	28,929
GNMA #8591	6.38	(a)	02/20/25	67,096	67,761

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2007 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)
GNMA #8638	5.38	%(a)	06/20/25	$29,429	$29,775
GNMA #8648	5.75	(a)	07/20/25	45,090	45,457
GNMA #8663	5.75	(a)	07/20/25	29,195	29,513
GNMA #8680	5.75	(a)	08/20/20	47,486	47,962
GNMA #8687	5.75	(a)	08/20/25	5,824	5,884
GNMA #8702	6.13	(a)	10/20/20	14,396	14,581
GNMA #8747	6.13	(a)	11/20/25	21,152	21,420
GNMA #8807	5.75	(a)	07/20/21	31,813	32,074
GNMA #8836	5.75	(a)	09/20/21	30,101	30,340
GNMA #8847	5.38	(a)	04/20/26	28,487	28,799
GNMA #8869	6.13	(a)	11/20/21	83,112	84,056
GNMA #8873	6.13	(a)	11/20/21	35,089	35,510
GNMA #8877	5.38	(a)	05/20/26	7,242	7,332
GNMA #8883	6.13	(a)	12/20/21	28,468	28,783
GNMA #8915	6.38	(a)	02/20/22	29,461	29,720
GNMA #8934	6.38	(a)	03/20/22	53,225	53,710
GNMA #8973	5.88	(a)	05/20/22	12,950	13,101
GNMA #8978	5.38	(a)	05/20/22	138,600	140,129
GNMA #80053	6.38	(a)	03/20/27	6,592	6,656
GNMA #80058	5.38	(a)	04/20/27	7,570	7,654
GNMA #80185	5.38	(a)	04/20/28	86,066	87,047
GNMA #80264	6.25	(a)	03/20/29	71,665	72,148
GNMA #80283	5.38	(a)	05/20/29	63,767	64,507
GNMA #80300	5.50	(a)	07/20/29	47,969	48,446
GNMA #80309	5.50	(a)	08/20/29	17,388	17,537
GNMA #80363	6.25	(a)	01/20/30	135,047	136,057
GNMA #80426	5.50	(a)	07/20/30	6,765	6,836
GNMA #80452	5.50	(a)	09/20/30	39,703	40,102
GNMA #80475	5.88	(a)	12/20/30	58,029	58,553
GNMA #80577	5.75	(a)	02/20/32	16,596	16,639
GNMA #81129	5.50	(a)	10/20/34	459,789	458,392
GNMA #383310	5.00		04/15/09	38,548	38,184
GNMA #510280	6.00		08/15/14	26,027	26,185
GNMA #583189	4.50		02/20/17	118,137	112,386
GNMA #780336	6.50		02/15/11	8,705	8,796
GNMA 1996-4	7.00		04/16/26	10,746	11,057
GNMA 2001-53	5.67	(a)	10/20/31	19,013	19,121
GNMA 2001-53	5.50		12/20/31	103,079	101,651
GNMA 2001-61	5.82	(a)	09/20/30	42,277	42,574
GNMA 2002-15	5.50		11/20/31	194,270	191,957
GNMA 2002-20	4.50		03/20/32	47,918	45,751
GNMA 2002-88	5.00		05/16/31	204,299	200,664
GNMA 2003-11	4.00		10/17/29	92,852	86,701
GNMA 2003-12	4.50		02/20/32	71,471	68,163
GNMA 2003-26	5.77	(a)	04/16/33	29,101	29,460
GNMA 2003-86	4.00		03/20/23	33,016	32,728
GNMA 2003-97	4.50		03/20/33	145,374	137,121
GNMA 2004-17	4.50		12/20/33	334,461	312,869
GNMA 2004-102	5.50		04/20/34	106,404	105,632
GNMA 2005-88	5.50		02/20/33	208,303	205,928
GNMA 2006-36	6.00		02/20/21	122,535	122,779
GNMA 2007-11	5.50		03/20/37	495,062	488,951
Government Lease Trust(d)	4.00		05/18/11	522,959	497,058
GNMA 2007-30	5.50		03/20/35	244,572	242,054
Vendee Mortgage Trust 2003-1	5.75		12/15/25	65,789	65,685

Total Mortgage Backed Securities (Cost $5,766,413)					5,738,011

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2007 (Unaudited)

MUNICIPAL BONDS	Interest Rate	Maturity Date	Face Amount	Value

(7.8% of portfolio)
Baltimore Maryland Project Revenue	6.63%	07/01/22	$1,485,000	$1,499,850
East Lansing Michigan	7.45	04/01/20	300,000	316,209
Johnson City Tennessee Public Building Authority	7.00	09/01/18	100,000	105,951
Los Angeles CA Unified School District	4.25	10/01/08	290,000	286,784
New York NY	7.55	11/15/20	835,000	849,470

Total Municipal Bonds (Cost $3,059,902)				3,058,264

U.S. GOVERNMENT AND AGENCY OBLIGATIONS

(68.6% of portfolio)
Government Trust Certificate (Israel Trust)	0.00	(b)	11/15/07	500,000	491,122
Government Trust Certificate (Sri Lanka Trust)	5.58	(a)	06/15/12	125,000	124,999
National Archives Facility Trust	8.50		09/01/19	54,798	63,986
Overseas Private Investment Corp.	5.57		12/14/07	1,000,000	1,060,270
Overseas Private Investment Corp.	0.00	(c)	05/27/08	250,000	282,045
Overseas Private Investment Corp.	4.10		11/15/14	125,120	118,681
Overseas Private Investment Corp.	3.74		04/15/15	66,401	63,049
Overseas Private Investment Corp.	3.62		09/15/16	122,193	115,988
Private Export Funding Corp.	5.75		01/15/08	500,000	500,904
Private Export Funding Corp.	6.67		09/15/09	225,000	232,094
Rowan Companies Inc.	2.80		10/20/13	123,809	114,213
U.S. Department of Housing and Urban Development	5.78		08/01/07	250,000	250,058
U.S. Department of Housing and Urban Development	3.62		08/01/07	2,000,000	1,997,078
U.S. Department of Housing and Urban Development	7.50		08/01/11	250,000	261,039
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	499,338
U.S. Treasury Note	4.25		10/31/07	3,750,000	3,742,091
U.S. Treasury Note	3.00		11/15/07	1,250,000	1,241,211
U.S. Treasury Note	3.38		02/15/08	4,750,000	4,702,130
U.S. Treasury Note	4.88		04/30/08	2,500,000	2,496,680
U.S. Treasury Note	2.63		05/15/08	500,000	489,844
U.S. Treasury Note	3.75		05/15/08	500,000	494,531
U.S. Treasury Note	4.88		10/31/08	750,000	748,946
U.S. Treasury Note	4.38		11/15/08	1,000,000	991,797
U.S. Treasury Note	4.50		02/15/09	3,100,000	3,078,446
U.S. Treasury Note Receipt	0.00	(b)	11/15/12	4,099,106	2,654,454

Total U.S. Government and Agency Obligations (Cost $26,874,671)					26,814,994

MONEY MARKET ACCOUNT

(0.6% of portfolio)
Vanguard Treasury Money Market Fund	4.67	(e)	247,411	247,411

Total Money Market Account (Cost $247,411)				247,411

TOTAL INVESTMENTS IN SECURITIES (Cost $39,183,642)—100%				$39,087,139

(a)	Variable coupon rate as of June 30, 2007.

(b)	Zero coupon security, purchased at a discount.

(c)	Zero coupon security, security accretes to a premium price at maturity.

(d)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $497,058 and represents 1.3% of net assets.

(e)	7-day yield at June 30, 2007.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
June 30, 2007 (Unaudited)

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(36.0% of portfolio)
BASIC INDUSTRIES—3.0%
3M Employee Stock Ownership Plan(b)	5.62%		07/15/09	$2,009,614	$2,013,332
Alcoa Inc.	4.25		08/15/07	140,000	139,808
Avery Dennison Corp.	5.59	(a)	08/10/07	400,000	400,065
Cooper Industries Inc.	5.25		07/01/07	170,000	170,000
Exxon Capital Corp.	6.13		09/08/08	650,000	655,863
ITT Corp.	5.25	(a)	08/25/48	730,000	716,721
Minnesota Mining & Manufacturing Co.	4.73	(a)	09/30/27	250,000	248,075
Pepsico Capital Resources Inc.	0.00	(c)	04/01/08	264,000	253,407
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	323,505
Snap-on Inc.	5.49	(a)	01/12/10	1,775,000	1,774,175

Total Basic Industries					6,694,951

CONSUMER STAPLES—3.1%
Beverages
Anheuser-Busch Companies, Inc.	5.75		01/15/11	100,000	99,338
Anheuser-Busch Companies, Inc.	7.13		07/01/17	130,000	133,934
Brown-Forman Corp.	3.00		03/15/08	1,925,000	1,886,369
Brown-Forman Corp.	5.45	(a)	04/01/10	1,100,000	1,099,981
Food Products
Campbell Soup Co.	5.88		10/01/08	2,695,000	2,707,785
Nabisco Inc.	7.05		07/15/07	760,000	760,293

Total Consumer Staples					6,687,700

CONSUMER DISCRETIONARY—0.1%
Specialty Retail
Home Depot Inc.	5.49	(a)	12/16/09	230,000	229,642

Total Consumer Discretionary					229,642

FINANCE—16.8%
Banks
Bank of America Corp.	4.20	(d)	10/15/09	465,000	452,861
Bank of America Corp.	4.25	(d)	12/15/09	245,000	238,410
Bank of America Corp.	7.23		08/15/12	200,000	212,371
Bayerische Landesbank New York	4.92	(a)	09/17/07	285,000	283,575
Bayerische Landesbank New York	4.50	(d)	02/28/10	775,000	765,120
Bayerische Landesbank New York	2.88		10/15/08	575,000	557,099
Bayerische Landesbank New York	3.20		04/15/09	1,150,000	1,107,631
Canadian Imperial Bank of Commerce New York	4.38		07/28/08	1,100,000	1,089,099
City National Bank	6.38		01/15/08	615,000	616,951
Deusche Bank AG New York	4.02		07/13/07	1,125,000	1,124,561
Deusche Bank AG New York	5.00		09/28/07	430,000	429,456
Deusche Bank AG New York	3.30		11/30/07	225,000	223,031
Deusche Bank AG New York	0.00	(a)	08/04/08	500,000	468,600
Deusche Bank AG New York	5.35		12/01/08	770,000	768,944
Deusche Bank AG New York	5.00	(d)	11/17/09	2,175,000	2,163,496
Deusche Bank AG New York	5.50		11/30/09	330,000	328,791
First Tennesse Bank	4.55		07/03/08	650,000	643,792
Rabobank Nederland NV New York	4.63	(d)	08/25/08	375,000	372,963
Suntrust Bank	4.55		05/25/09	450,000	443,406
UBS AG Stamford	5.40		11/28/07	740,000	739,993
US Bank N.A.	3.70		08/01/07	700,000	699,110
US Bank N.A.	3.75		02/06/09	100,000	97,671
US Bank N.A.(b)	5.92		05/25/12	800,000	802,930

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2007 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)
Commercial Lending & Leasing
Caterpillar Financial Services Corp.	3.67%		10/04/07	$100,000	$99,540
Caterpillar Financial Services Corp.	5.60	(a)	08/07/08	100,000	100,045
Consumer Loans
CIT Group Inc.	3.65		11/23/07	1,250,000	1,241,225
CIT Group Inc.	4.00		05/08/08	1,100,000	1,086,669
American General Finance Corp.	3.88		10/01/09	640,000	619,192
Beneficial Corp.	7.06		09/17/07	100,000	100,225
Berkshire Hathaway Finance Corp.	3.38		10/15/08	250,000	243,951
Countrywide Financial Corp.	5.44	(a)	02/28/08	1,100,000	1,099,326
Countrywide Financial Corp.	5.58	(a)	03/24/09	1,100,000	1,097,653
General Electric Capital Corp.	3.50		12/05/07	290,000	287,825
General Electric Capital Corp.	4.80	(a)	05/30/08	813,000	809,574
General Electric Capital Corp.	4.65	(a)	06/11/08	972,000	962,317
General Electric Capital Corp.	4.50	(a)	06/27/08	215,000	212,188
General Electric Capital Corp.	5.00	(d)	12/20/08	125,000	123,994
General Electric Capital Corp.	5.00	(a)	02/20/09	1,200,000	1,197,560
General Electric Capital Corp. (b)	4.15		04/14/09	555,000	546,435
General Electric Capital Corp.	3.25		07/15/10	100,000	93,033
General Electric Capital Corp.	4.00	(d)	09/12/11	295,000	287,280
General Electric Capital Corp.	5.04	(a)	09/01/48	2,425,000	2,420,587
General Electric Capital Corp.	5.04	(a)	05/01/51	100,000	98,958
Household Finance Corp.	5.35		12/15/07	100,000	99,663
Household Finance Corp.	5.57	(a)	05/15/08	110,000	109,780
Household Finance Corp.	5.37	(a)	08/15/08	100,000	99,517
SLM Corp.	5.47	(a)	03/15/08	115,000	114,310
Toyota Motor Credit Corp	5.00	(d)	10/08/08	350,000	349,181
Transamerica Finance Corp.	0.00	(c)	09/01/07	225,000	222,963
Insurance
Allstate Financial Global Funding (b)	2.50		06/20/08	225,000	218,674
Allstate Life Global Funding II	5.17		01/22/09	1,065,000	1,061,492
American International Group (b)	2.88		05/15/08	450,000	440,122
Chubb Corp.	4.93		11/16/07	100,000	99,763
Hartford Life Global Funding	5.75		08/15/12	210,000	207,704
MassMutual Global Funding II (b)	2.55		07/15/08	100,000	96,502
MBIA Global Funding LLC (b)	4.38		03/15/10	525,000	515,319
Monumental Global Funding II (b)	2.80		07/15/08	220,000	214,027
Principal Life Income Funding	3.20		04/01/09	400,000	384,572
Principal Life Income Funding	4.00		12/15/09	350,000	338,789
Protective Life Secured Trust	5.40		02/15/09	550,000	546,482
Protective Life Secured Trust	4.15		06/15/10	100,000	98,128
Protective Life Secured Trust	4.00		04/01/11	450,000	428,945
Reliance Standard Life (b)	5.63		03/15/11	800,000	792,537
Investment Banker/Broker
Lehman Brothers Holdings Inc.	0.00	(a)	06/23/08	165,000	156,392
Merrill Lynch & Co., Inc.	5.40	(a)	05/21/08	110,000	109,868
Merrill Lynch & Co., Inc.	5.20		06/15/11	325,000	322,591
Morgan Stanley Dean Witter	5.76	(a)	09/07/10	1,000,000	1,000,505
Mortgage
Residential Capital LLC	6.46	(a)	05/22/09	1,350,000	1,343,709

Total Finance					36,728,973

HEALTHCARE—1.5%
Healthcare Providers and Services
United Health Group Inc.	3.38		08/15/07	475,000	473,873

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2007 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)
Pharmaceuticals
Abbott Laboratories	3.50%		02/17/09	$225,000	$218,688
Abbott Laboratories	5.38		05/15/09	325,000	325,248
Allergan Inc.	7.47		04/17/12	350,000	372,867
Bristol Myers Squibb Co. (b)	4.00		08/15/08	225,000	221,407
Eli Lilly & Co.	2.90		03/15/08	1,000,000	984,224
Hospira Inc.	5.84	(a)	03/30/10	440,000	441,104
Wyeth	4.38		03/01/08	215,000	213,299

Total Healthcare					3,250,710

INFORMATION TECHNOLOGY—1.3%
Communications Equipments
Cisco Systems Inc.	5.25		02/22/11	450,000	447,301
Computers
Dell Computer Corp.	6.55		04/15/08	1,290,000	1,300,720
Diversified Information Technology
International Business Machines Corp.	3.80		02/01/08	1,175,000	1,165,140

Total Information Technology					2,913,161

TRANSPORTATION—1.9%
Railroad
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	1,112,291	1,045,260
CSX Transportation Inc.	7.03		08/15/07	375,000	375,541
CSX Transportation Inc.	6.38		06/15/08	225,000	226,664
CSX Transportation Inc.	7.73		03/15/09	115,000	119,026
Illinois Central Railroad Co.	6.98		07/12/07	775,000	775,246
Union Tank Car Co.	6.35		03/17/08	110,000	110,737
Union Tank Car Co.	6.50		04/15/08	51,443	51,825
Union Tank Car Co.	7.45		06/01/09	295,000	305,496
Union Tank Car Co.	6.79		05/01/10	350,000	360,815
Union Tank Car Co.	6.57		01/02/14	261,740	271,097
Services
United Parcel Services	4.00		12/15/09	100,000	96,817
Special Purpose Entity
Toll Road Investor Partnership II LLP (b)	0.00	(c)	02/15/10	500,000	434,118

Total Transportation					4,172,642

UTILITIES—8.3%
Electric & Gas
Central Hudson Gas & Electric Corp.	6.00		01/15/09	340,000	341,592
Cleco Corp.	7.00		05/01/08	375,000	378,163
Colonial Pipeline Co. (b)	7.45		08/15/07	500,000	500,966
Consumers Energy Co.	6.38		02/01/08	1,250,000	1,256,083
Duke Energy Co.	4.20		10/01/08	1,865,000	1,835,992
Empire District Electric Co.	8.13		11/01/09	225,000	234,978
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	341,558
Northern National Gas Co. (b)	6.75		09/15/08	335,000	339,702
Potomac Electric Power Co.	6.25		10/15/07	250,000	250,398
PPL Electric Utilities Corp.	5.88		08/15/07	635,000	635,254
Public Service Electric & Gas Co.	6.38		05/01/08	525,000	528,874
Southern California Gas Co.	4.80		10/01/12	165,000	159,937
TXU Electric Delivery Co. (b)	5.74	(a)	09/16/08	275,000	275,091
Washington Gas Light Co.	6.51		08/18/08	350,000	352,935
Wisconsin Electric Power Co.	3.50		12/01/07	630,000	624,857

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2007 (Unaudited)

	Interest Rate	Maturity Date	Face Amount	Value

(Corporate Bonds continued)
Telephone
Ameritech Capital Funding Corp.	6.15%	01/15/08	$185,000	$185,679
GTE California Inc.	7.00	05/01/08	750,000	758,542
GTE Northwest Inc.	5.55	10/15/08	250,000	249,976
Nextel Communications, Inc.	7.38	08/01/15	1,350,000	1,349,421
NYNEX Corp.	9.55	05/01/10	39,576	41,931
Pacific Bell	6.13	02/15/08	650,000	651,626
SBC Communications Capital Corp.	7.00	10/01/12	450,000	455,420
Southwestern Bell Capital Corp.	6.68	11/28/07	3,550,000	3,566,841
Southwestern Bell Telephone Co.	6.63	07/15/07	610,000	610,124
Southwestern Bell Telephone Co.	6.38	11/15/07	790,000	792,000
Verizon Pennsylvania Inc.	5.65	11/15/11	1,350,000	1,347,319

Total Utilities				18,065,259

Total Corporate Bonds (Cost $79,948,172)				78,743,038

YANKEE BONDS

(11.1% of portfolio)
Bayerische Landesbank	3.75	(d)	07/22/11	1,350,000	1,289,263
BNP Paribas	0.00	(a)	08/06/07	710,000	706,599
BNP Paribas SA	5.24	(a)	03/05/08	2,165,000	2,163,993
BP Canada Finance Co.	3.38		10/31/07	1,450,000	1,440,584
Canadian National Railway Co.	7.52		01/03/10	844,317	853,857
European Investment Bank	4.50	(d)	05/18/11	1,780,000	1,739,274
HBOS Treasury Services PLC (b)	4.00		09/15/09	675,000	656,351
Hydro-Quebec	6.27		01/03/26	80,000	84,577
International Bank for Reconstruction and Development	0.00	(c)	02/15/08	100,000	96,806
International Bank for Reconstruction and Development	0.00	(c)	01/23/09	1,060,800	976,085
International Bank for Reconstruction and Development	3.50	(d)	04/29/09	375,000	366,784
International Bank for Reconstruction and Development	3.75	(d)	11/08/09	300,000	294,684
International Bank for Reconstruction and Development	4.50	(d)	04/29/10	600,000	594,736
International Bank for Reconstruction and Development	4.00	(d)	05/28/10	885,000	866,967
International Bank for Reconstruction and Development	0.00	(c)	01/15/11	875,000	726,400
International Bank for Reconstruction and Development	4.00	(d)	03/03/11	250,000	246,149
International Bank for Reconstruction and Development	0.00	(c)	04/15/11	250,000	205,700
International Bank for Reconstruction and Development	0.00	(c)	10/15/11	250,000	199,280
International Bank for Reconstruction and Development	3.50	(d)	07/03/13	865,000	826,932
International Multifoods Inc.	6.60		11/13/09	250,000	254,681
IXIS Corp. & Investment Bank	3.25		10/29/07	370,000	367,525
IXIS Corp. & Investment Bank	4.50	(d)	03/04/10	500,000	492,625
KFW	3.25		09/21/07	1,220,000	1,214,484
KFW	4.50	(d)	01/13/11	1,160,000	1,124,555
LLOYDS Bank PLC	4.25	(d)	11/28/08	400,000	395,752
LLOYDS Bank PLC	4.00	(d)	12/10/08	280,000	274,764
Nestle Holding Inc.	3.75	(d)	03/31/09	1,937,000	1,890,249
Ontario Province of Canada	3.28		03/28/08	940,000	926,031
Rabobank Nederland	4.25	(d)	11/12/08	260,000	255,284
Rabobank Nederland	3.38	(d)	02/18/09	700,000	680,498
Rabobank Nederland	4.50	(d)	05/06/11	200,000	195,710
Royal Bank of Scotland PLC	4.25	(d)	10/30/09	420,000	411,029
Shell International Finance BV	5.63		06/27/11	1,100,000	1,108,346
UBS AG Jersey	4.00		07/13/07	125,000	124,942
United Utilities PLC	6.45		04/01/08	100,000	100,675

Total Yankee Bonds (Cost $24,249,177)					24,152,171

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2007 (Unaudited)

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(11.6% of portfolio)
ACLC Franchise Loan Receivables Trust 97-A (b)	5.77	%(a)	09/17/12	$33,305	$33,415
ACLC Franchise Loan Receivables Trust 97-B (b)	6.73		04/15/14	659,475	648,663
Americredit Automobile Receivables Trust 05-AX	3.93		10/06/11	2,100,000	2,077,982
Americredit Automobile Receivables Trust 07-AX	5.29		11/06/10	1,025,000	1,024,738
Atlantic City Electric Transition Funding LLC 03-1	2.89		07/20/11	471,051	459,655
Bay View Auto Trust 05-LJ2	4.41		07/25/10	1,040,706	1,036,914
Bear Stearns Asset Backed Securities Trust 03-3	5.91		06/15/43	170,553	171,490
Capital Auto Receivable Asset Trust 06-SN1A (b)	5.40		01/20/09	662,036	662,081
Charming Shoppes Master Trust 04-1A (b)	6.27	(a)	05/15/14	500,000	507,190
Chase Manhattan Auto Owner Trust 06-A	5.37		01/15/09	64,519	64,553
CIT RV Trust 99-A	6.24		08/15/15	108,071	108,086
Citibank Credit Card Issuance Trust 04-A4	3.20		08/24/09	500,000	498,619
CNH Equipment Trust 04-A	2.94		10/15/08	64,963	64,906
CPS Auto Trust 06-A (b)	5.22		01/15/10	521,972	521,738
CPS Auto Trust 06-C (b)	5.31		02/15/10	111,685	111,672
Credit Acceptance Auto Dealer Loan Trust 06-2 (b)	5.38		06/15/12	1,250,000	1,247,513
Drive Auto Receivables Trust 05-2 (b)	4.12		01/15/10	343,502	342,476
Drive Auto Receivables Trust 05-3 (b)	4.99		10/15/10	812,123	809,700
Drive Auto Receivables Trust 06-1 (b)	5.54	(d)	12/16/13	650,000	650,600
Drive Auto Receivables Trust 06-2 (b)	5.44		12/15/09	917,587	917,731
DVI Receivables Corp. 00-2	7.12		11/12/08	98,570	78,856
DVI Receivables Corp. 01-2	3.52		07/11/08	373,394	246,440
DVI Receivables Corp. 02-1	4.57		06/11/10	214,210	98,537
DVI Receivables Corp. 03-1	5.82	(a)	03/14/11	813,481	626,380
E-Trade RV & Marine Trust 04-1	3.62		10/08/18	1,075,000	1,040,516
Ford Credit Auto Owner Trust 06-B	5.42		07/15/09	232,928	232,988
Ford Credit Auto Owner Trust 07-A	5.47		06/15/12	745,000	746,162
Great America Leasing Receivables 05-1 (b)	4.82		03/20/09	211,270	210,494
Great America Leasing Receivables 06-1 (b)	5.39		09/15/11	495,000	493,415
Household Automotive Trust 05-2	4.37		05/17/10	2,029,382	2,017,710
Household Automotive Trust 07-1	5.32		05/17/10	560,000	559,681
HPSC Equipment Receivables 03-1A (b)	6.07	(a)	03/20/10	322,195	322,962
LAI Vehicle Lease Securization Trust 04-A (b)	3.41		12/15/10	200,177	198,348
Marriott Vacation Club Owners Trust 06-1A (b)	5.74		04/20/28	290,300	290,673
Morgan Stanley Auto Loan Trust 04-HB2	2.94		03/16/09	83,676	83,299
Navistar Financial Corp. Owner Trust 05-A	4.22		02/15/10	1,426,247	1,416,354
Nissan Auto Lease Trust 05-A	4.70		10/15/08	69,100	68,985
Peachtree Franchise Loan, LLC 99-A (b)	6.68		01/15/21	70,796	70,936
Prestige Auto Receivables Trust 04-1A (b)	3.69		06/15/11	452,665	447,714
Prestige Auto Receivables Trust 05-1A (b)	4.37		06/15/12	366,102	361,881
Prestige Auto Receivables Trust 06-1A (b)	5.25		06/17/13	250,000	249,687
SLM Student Loan Trust 05-7	4.41		07/25/25	130,000	128,878
Small Business Administration 99-10B	6.00		03/01/09	14,499	14,539
Small Business Administration 02-20K	5.08		11/01/22	238,684	233,006
Small Business Administration 03-10B	3.39		03/01/13	231,747	220,304
Small Business Administration 03-P10B	5.14		08/10/13	169,212	166,021
Small Business Administration 05-10E	4.54		09/01/15	218,915	212,678
Susquehanna Auto Lease Trust 06-1 (b)	5.20		05/14/08	498,925	498,847
Susquehanna Auto Lease Trust 07-1 (b)	5.32		04/14/09	1,175,000	1,174,111
UPFC Auto Receivables Trust 06-A	5.46		06/15/09	765,007	765,140
UPFC Auto Receivables Trust 05-B	4.98		08/15/11	124,143	123,594
Wachovia Auto Owner Trust 06-A	5.41		04/20/09	54,532	54,561

Total Asset Backed Securities (Cost $25,886,545)					25,413,419

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2007 (Unaudited)

MORTGAGE BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(23.3% of portfolio)
Adjustable Rate Mortgage Trust 05-10	4.72	%(a)	01/25/36	$317,799	$319,311
American Business Financial Services 02-1	6.51		12/15/32	123,371	123,584
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	100,000	98,612
Ameriquest Mortgage Securities Inc. 04-IA1	5.97	(a)	09/25/34	30,387	30,399
Amresco Residential Securities 98-1	7.57		10/25/27	150,565	150,082
Banc of America Funding Corp. 04-A	5.01	(a)	09/20/34	208,742	203,488
Banc of America Funding Corp. 05-G	5.24	(a)	10/20/35	1,580,915	1,530,091
Banc of America Mortgage Securities Inc. 02-J	4.88		09/25/32	209,906	209,097
Banc of America Mortgage Securities Inc. 04-F	4.14	(a)	07/25/34	731,731	715,338
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	177,621	174,784
Bear Stearns Adjustable Rate Mortgage Trust 04-10	4.64	(a)	01/25/35	975,623	959,945
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.45	(a)	02/25/36	182,573	178,191
Bear Stearns Adjustable Rate Mortgage Trust 06-6	5.82	(a)	11/25/36	381,260	381,590
Bear Stearns ALT-A Trust 04-11	5.08	(a)	11/25/34	96,709	99,167
Bear Stearns ALT-A Trust 05-4	5.38	(a)	05/25/35	268,584	267,294
Bear Stearns ALT-A Trust 05-9	5.81	(a)	11/25/35	142,373	140,675
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	98,921	97,590
Chase Mortgage Finance Corp. 05-A1	5.41	(a)	12/25/35	91,692	89,171
Chase Mortgage Finance Corp. 06-A1	6.04	(a)	09/25/36	161,736	161,746
Chaseflex Trust 05-2	6.00		06/25/35	272,072	270,821
CITICORP Mortgage Securities, Inc. 88-11	6.82	(a)	08/25/18	64,516	64,293
CITICORP Mortgage Securities, Inc. 88-17	6.87	(a)	11/25/18	92,286	91,992
CMO Trust 17	7.25		04/20/18	3,030	3,035
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	387,295	393,253
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	94,299	94,130
Countrywide Alternative Loan Trust 04-18CB	5.13		09/25/34	53,464	53,213
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	173,116	170,167
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	655,862	648,818
Countrywide Alternative Loan Trust 05-43	5.72	(a)	10/25/35	88,913	87,835
Countrywide Home Loans 03-49	4.59	(a)	12/19/33	254,425	245,441
Countrywide Home Loans 03-56	4.49		12/25/33	250,000	245,347
Countrywide Home Loans 03-J13	5.25		01/25/24	835,777	827,412
Countrywide Home Loans 05-HYB8	5.64	(a)	12/20/35	322,437	319,771
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	491,306	478,413
Credit Suisse First Boston Mortgage 03-21	6.82	(a)	09/25/33	51,508	50,641
Credit Suisse First Boston Mortgage 03-AR24	4.02	(a)	10/25/33	1,063,398	1,043,682
Credit Suisse First Boston Mortgage 04-AR3	4.71	(a)	04/25/34	276,858	273,521
Credit Suisse First Boston Mortgage 05-4	5.50		06/25/15	346,201	342,912
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	856,200	845,200
DLJ Mortgage Acceptance Corp. 91-3	6.79	(a)	02/20/21	70,223	70,002
FHLMC 2419	5.50		03/15/17	8,245	8,202
FHLMC 2586	3.50		12/15/32	317,516	313,142
FHLMC 2649	4.50		07/15/18	694,497	648,411
FHLMC 3061	5.50		07/15/16	575,829	574,432
FHLMC 3071	5.75		11/15/34	456,934	454,428
FHLMC 780754	4.67	(a)	08/01/33	64,962	62,775
FHLMC M80833	4.00		08/01/10	412,713	402,270
FHLMC M80848	3.00		07/01/10	313,557	296,320
FHLMC R009	5.75		12/15/18	726,887	721,081
FHLMC R010	5.50		12/15/19	1,379,134	1,359,700
FHLMC R013	6.00		12/15/21	675,000	673,541
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	33,589	33,478
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	38,974	38,849
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	1,049	1,045
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	5.30	(a)	09/25/34	72,874	72,430
First Horizon Mortgage Pass-Through Trust 05-AR2	4.84	(a)	05/25/35	488,979	486,231
Flagstar Home Equity Loan Trust 07-1A (b)	5.77		01/25/35	250,000	248,750
FNMA 93-170	5.07	(a)	09/25/08	1,165	1,158
FNMA 03-05	4.25		08/25/22	245,244	234,155

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2007 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)
FNMA 03-38	5.00%		03/25/23	$253,705	$246,885
FNMA 03-81	4.75		09/25/18	282,644	262,766
FNMA 03-86	4.50		09/25/18	416,150	392,500
FNMA 04-34	5.50		05/25/19	495,205	484,166
FNMA 05-14	5.62	(a)	03/25/35	77,292	76,819
FNMA 06-10	5.75		09/25/20	189,100	188,274
FNMA 813842	4.55	(a)	01/01/35	109,425	110,341
GMAC Mortgage Corp. Loan Trust 05-AR3	4.85	(a)	06/19/35	402,399	398,055
GMAC Mortgage Corp. Loan Trust 05-HE2	4.62		11/25/35	208,765	206,750
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	1,086,766
GNMA 02-15	5.50		11/20/31	143,760	142,048
GNMA 02-88	5.00		05/16/31	102,149	100,332
GNMA 03-04	5.50		02/20/29	139,562	139,123
GNMA 03-11	4.00		10/17/29	482,117	450,180
GNMA 03-12	4.50		02/20/32	142,943	136,326
GNMA 03-26	5.77	(a)	04/16/33	65,477	66,285
GNMA 03-92	4.50		12/16/26	84,034	81,958
GNMA 04-17	4.50		12/20/33	140,124	131,079
GNMA 06-36	6.00		02/20/21	204,226	204,631
GNMA 583189	4.50		02/20/17	70,882	67,432
Green Tree Financial Corp. 98-3	6.22		03/01/30	340,938	338,487
GS Mortgage Loan Trust 03-10	4.94	(a)	10/25/33	567,818	550,402
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	133,686	132,114
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	358,541	355,217
GS Mortgage Loan Trust 05-AR3	5.02	(a)	05/25/35	119,770	118,708
GS Mortgage Loan Trust 05-AR6	4.56	(a)	09/25/35	197,163	193,513
Indymac Indx Mortgage Loan Trust 04-AR6	5.72	(a)	10/25/34	105,608	106,489
Indymac Indx Mortgage Loan Trust 05-AR15	5.10	(a)	09/25/35	93,801	91,345
JP Morgan Mortgage Trust 04-A3	4.98	(a)	07/25/34	536,356	520,771
JP Morgan Mortgage Trust 05-A2	5.20	(a)	04/25/35	1,464,930	1,418,537
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	254,939	239,771
Master Adjustable Rate Mortgages Trust 04-13	3.82	(a)	04/21/34	154,176	151,522
Master Adjustable Rate Mortgages Trust 05-1	5.24	(a)	01/25/35	137,583	133,743
Master Alternative Loans Trust 03-5	6.00		08/25/33	151,480	150,010
Master Assets Securitization Trust 03-6	5.00		07/25/18	122,650	119,200
Merrill Lynch Mortgage Investors Trust 03-A2	4.21	(a)	02/25/33	227,266	225,962
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	446,804	425,567
Morgan Stanley Mortgage Loan Trust 04-4	4.75		08/25/34	66,878	66,223
Morgan Stanley Mortgage Loan Trust 05-5AR	5.53	(a)	09/25/35	94,319	92,580
New Century Home Equity Loan Trust 97-NC5	6.70		10/25/28	1,500	1,494
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	559,187	510,759
Oakwood Mortgage Investors, Inc. 02-A	5.57	(a)	09/15/14	347,149	325,513
Origen Manufactured Housing 05-B	5.25		02/15/14	107,799	107,371
Popular ABS Mortgage Pass-Through Trust 05-05	5.10		11/25/35	43,891	43,694
Residential Accredit Loans, Inc. 02-QS9	5.92	(a)	07/25/32	17,317	17,273
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	134,823	133,919
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	136,274	122,118
Residential Asset Securitization Trust 04-A4	5.50		08/25/34	28,797	28,513
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	520,772	510,570
Residential Funding Mortgage Securities I 03-S11	3.50		06/25/18	206,273	199,922
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	359,306	338,880
Residential Funding Mortgage Securities I 03-S17	5.50		09/25/33	719,421	712,617
Residential Funding Mortgage Securities I 05-SA2	4.68	(a)	06/25/35	113,853	114,076
Residential Funding Mortgage Securities I 06-SA1	5.60	(a)	02/25/36	100,706	99,659
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	93,173	87,333
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	151	151
Structured Adjustable Rate Mortgage Loan Trust 04-18	5.02	(a)	12/25/34	308,815	313,986
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	4.94	(a)	03/25/34	50,240	49,877
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.41	(a)	04/25/34	2,360,446	2,336,625

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2007 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)
Structured Adjustable Rate Mortgage Loan Trust 04-8	4.67	%(a)	07/25/34	$700,000	$675,479
Structured Adjustable Rate Mortgage Loan Trust 04-11	7.30	(a)	08/25/34	111,845	111,820
Structured Adjustable Rate Mortgage Loan Trust 05-11	5.38	(a)	05/25/35	752,203	750,695
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.62	(a)	02/25/36	91,713	91,094
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.62	(a)	02/25/36	538,933	533,568
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.91	(a)	05/25/36	271,290	269,257
Structured Asset Mortgage Investments 04-AR5	7.10	(a)	10/19/34	70,993	71,871
Structured Asset Securities Corp. 98-RF1 (b)	8.74	(a)	04/15/27	87,604	87,438
Structured Asset Securities Corp. 03-37A	4.52	(a)	12/25/33	578,179	577,630
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,202	83,833
Structured Asset Securities Corp. 04-3	5.57	(a)	03/25/24	593,809	588,044
Structured Asset Securities Corp. 04-19XS	4.37		10/25/34	52,403	52,065
Structured Mortgage Asset Residential Trust 92-10A	7.50		11/25/08	833	831
UCFC Manufactured Housing Contract 98-2	6.16		08/15/19	1,074,261	1,060,935
Vanderbilt Mortgage & Finance 03-A	5.97	(a)	05/07/26	812,904	817,871
Wachovia Mortgage Loan Trust 06-A	5.24	(a)	05/20/36	586,301	576,029
Washington Mutual Mortgage Securities Corp. 02-AR15	4.38	(a)	12/25/32	131,410	130,668
Washington Mutual Mortgage Securities Corp. 03-AR10	4.06	(a)	10/25/33	919,595	913,857
Washington Mutual Mortgage Securities Corp. 03-AR11	3.98	(a)	10/25/33	1,075,000	1,054,254
Washington Mutual Mortgage Securities Corp. 04-AR3	4.24	(a)	06/25/34	206,893	203,102
Washington Mutual Mortgage Securities Corp. 04-AR14	4.26	(a)	01/25/35	132,177	128,697
Washington Mutual Mortgage Securities Corp. 05-AR7	4.92	(a)	08/25/35	700,250	692,993
Washington Mutual Mortgage Securities Corp. 05-AR12	4.84	(a)	10/25/35	75,453	74,388
Wells Fargo Mortgage Backed Securities Trust 03-6	5.00		06/25/18	92,855	89,083
Wells Fargo Mortgage Backed Securities Trust 03-17	5.00		01/25/34	504,003	496,658
Wells Fargo Mortgage Backed Securities Trust 04-B	4.93	(a)	02/25/34	153,480	148,409
Wells Fargo Mortgage Backed Securities Trust 04-E	4.88	(a)	05/25/34	247,559	240,429
Wells Fargo Mortgage Backed Securities Trust 04-EE	3.99	(a)	12/25/34	190,467	187,349
Wells Fargo Mortgage Backed Securities Trust 04-F	4.73	(a)	06/25/34	1,137,540	1,106,310
Wells Fargo Mortgage Backed Securities Trust 04-I	5.56	(a)	07/25/34	53,806	54,058
Wells Fargo Mortgage Backed Securities Trust 04-K	4.48	(a)	07/25/34	525,091	507,753
Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	(a)	07/25/34	366,156	355,002
Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	(a)	07/25/34	882,688	835,730
Wells Fargo Mortgage Backed Securities Trust 04-R	4.36	(a)	09/25/34	239,280	234,959
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.39	(a)	08/25/35	124,008	120,457
Wells Fargo Mortgage Backed Securities Trust 05-AR15	5.11	(a)	09/25/35	820,773	804,781
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.26	(a)	10/25/35	190,882	184,679
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.78	(a)	04/25/36	146,542	145,755
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.65	(a)	12/25/36	97,411	96,194

Total Mortgage Backed Securities (Cost $51,433,198)					50,791,704

MUNICIPAL BONDS

(1.1% of portfolio)
Chicago Illinois Public Building Commission	7.13	01/01/10	250,000	260,803
Energy Acquisition Corp. II Ohio	4.49	02/15/08	1,125,000	1,119,004
Fiscal Year 2005 Securitization Corp. New York	3.51	10/01/12	475,000	451,036
St. Charles County Missouri Public Arena Authority	7.02	09/15/18	610,000	629,099

Total Municipal Bonds (Cost $2,499,329)				2,459,942

U.S. GOVERNMENT AND AGENCY OBLIGATIONS

(14.4% of portfolio)
Bartram Trail CDC Inc. (b)	5.50	(a)	07/01/32	825,000	811,429
Federal Farm Credit Bank	3.24		03/17/08	250,000	246,352
Federal Farm Credit Bank	3.84		09/24/08	200,000	196,623
Federal Farm Credit Bank	3.92		10/27/08	700,000	688,073
Federal Farm Credit Bank	4.38		05/21/13	100,000	94,762

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2007 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(U.S. Government and Agency Obligations continued)
Federal Farm Credit Bank	5.22%		10/20/14	$250,000	$243,126
Federal Home Loan Bank	4.79	(a)	08/24/07	1,525,000	1,524,834
Federal Home Loan Bank	3.80		11/13/07	1,250,000	1,242,824
Federal Home Loan Bank	3.65		12/03/07	750,000	744,587
Federal Home Loan Bank	4.25		12/26/07	750,000	745,793
Federal Home Loan Bank	3.50		05/19/08	775,000	762,945
Federal Home Loan Bank	2.88		06/30/08	250,000	244,187
Federal Home Loan Bank	4.10		11/05/08	1,250,000	1,231,335
Federal Home Loan Bank	3.83		11/28/08	1,350,000	1,324,180
Federal Home Loan Bank	5.25	(a)	05/11/10	1,150,000	1,144,710
Federal Home Loan Bank	4.00	(d)	04/22/11	100,000	98,138
Federal Home Loan Bank	4.71		10/25/12	150,000	145,088
Federal Home Loan Bank	4.85		05/28/13	105,000	101,520
Federal Home Loan Bank	4.30		06/10/13	100,000	94,366
Federal Home Loan Bank	4.54		07/23/13	100,000	95,302
Federal Home Loan Bank	4.25	(d)	08/13/13	110,000	107,855
Federal Home Loan Bank	4.20	(a)	12/29/14	455,000	448,211
Federal Home Loan Mortgage Corp. (e)	3.75		01/28/08	1,900,000	1,882,606
Federal Home Loan Mortgage Corp. (e)	4.00	(d)	02/15/09	115,000	114,088
Federal Home Loan Mortgage Corp. (e)	4.00		02/15/10	340,000	329,913
Federal Home Loan Mortgage Corp. (e)	5.60		03/08/10	825,000	823,992
Federal Home Loan Mortgage Corp. (e)	4.00		10/15/11	100,000	95,082
Federal Home Loan Mortgage Corp. (e)	4.80		04/02/13	100,000	96,613
Federal Home Loan Mortgage Corp. (e)	4.88		04/30/13	198,000	191,604
Federal Home Loan Mortgage Corp. (e)	4.35		06/03/13	100,000	94,587
Federal Home Loan Mortgage Corp. (e)	5.00		06/17/13	100,000	97,099
Federal Home Loan Mortgage Corp. (e)	4.40		06/19/13	100,000	94,742
Federal Home Loan Mortgage Corp. (e)	4.50		07/16/13	140,000	133,155
Federal Home Loan Mortgage Corp. (e)	4.25		07/23/13	170,000	159,768
Federal Home Loan Mortgage Corp. (e)	5.00	(d)	11/23/15	195,000	194,584
Federal National Mortgage Assn. (e)	4.18		08/27/09	250,000	244,840
Federal National Mortgage Assn. (e)	4.13		09/02/09	250,000	244,540
Federal National Mortgage Assn. (e)	4.50	(d)	11/24/09	265,000	262,911
Federal National Mortgage Assn. (e)	4.50		01/21/10	150,000	147,367
Federal National Mortgage Assn. (e)	4.00		05/24/10	100,000	96,747
Federal National Mortgage Assn. (e)	4.00		08/13/10	104,000	100,378
Federal National Mortgage Assn. (e)	4.00		03/04/11	105,000	100,689
Federal National Mortgage Assn. (e)	4.28		03/30/11	100,000	96,681
Federal National Mortgage Assn. (e)	3.50		12/14/11	100,000	92,942
Federal National Mortgage Assn. (e)	4.50		12/16/11	100,000	96,650
Federal National Mortgage Assn. (e)	5.00		02/13/12	110,000	107,897
Federal National Mortgage Assn. (e)	5.05		02/27/12	100,000	98,199
Federal National Mortgage Assn. (e)	3.50		06/28/12	100,000	92,110
Federal National Mortgage Assn. (e)	4.00		07/16/12	150,000	141,214
Federal National Mortgage Assn. (e)	4.00		10/01/12	152,000	142,624
Federal National Mortgage Assn. (e)	5.00		11/15/12	100,000	97,575
Federal National Mortgage Assn. (e)	4.85		05/21/13	100,000	96,688
Federal National Mortgage Assn. (e)	4.30		06/17/13	200,000	188,716
Federal National Mortgage Assn. (e)	4.35		07/02/13	100,000	94,555
Federal National Mortgage Assn. (e)	4.00		07/09/13	100,000	92,906
Federal National Mortgage Assn. (e)	4.00		07/15/13	370,000	343,484
Government Trust Certificate (Sri Lanka Trust)	5.58	(a)	06/15/12	250,000	249,997
Overseas Private Investment Corp.	0.00	(f)	05/27/08	500,000	564,090
Overseas Private Investment Corp.	4.10		11/15/14	688,160	652,747
Tennessee Valley Authority	3.30		01/15/08	500,000	493,646
Tennessee Valley Authority	2.45		05/15/08	650,000	632,127
Tennessee Valley Authority	4.50		10/15/13	100,000	95,033
Tennessee Valley Authority	0.00	(d)	04/15/42	775,000	621,271
U.S. Department of Housing & Urban Dev.	7.50		08/01/11	180,000	187,948

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2007 (Unaudited)

	Interest Rate	Maturity Date	Face Amount	Value

(U.S. Government and Agency Obligations continued)
U.S. Department of Housing & Urban Dev.	6.07%	08/01/21	$115,000	$114,848
U.S. Treasury Note	3.00	11/15/07	1,150,000	1,141,914
U.S. Treasury Note	2.63	05/15/08	3,000,000	2,939,064
U.S. Treasury Note	3.75	05/15/08	550,000	543,984
U.S. Treasury Note	4.38	11/15/08	550,000	545,488
U.S. Treasury Note	4.50	02/15/09	3,175,000	3,152,924

Total U.S. Government and Agency Obligations (Cost $31,798,221)				31,558,867

COMMERCIAL PAPER

(2.5% of portfolio)
UBS Americas Inc.	5.35	07/02/07	5,382,000	5,381,200

Total Commercial Paper (Cost $5,381,200)				5,381,200

MONEY MARKET ACCOUNT

(less than 0.1% of portfolio)
SSgA Money Market Fund	5.00	(g)	489	489

Total Money Market Account (Cost $489)				489

TOTAL INVESTMENTS IN SECURITIES (Cost $220,196,331)—100%				$218,500,830

(a)	Variable coupon rate as of June 30, 2007.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $19,986,977 and represents 9.15% of total investments.

(c)	Zero coupon security, purchased at a discount.

(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(e)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(f)	Zero coupon security, security accretes to a premium price at maturity.

(g)	7-day yield at June 30, 2007.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Stock Index Fund
June 30, 2007 (Unaudited)

	Cost	Value

Investment in State Street Equity 500 Index Portfolio	$56,498,076	$61,462,687

Substantially all the assets of the Stock Index Fund are invested in the State Street Equity 500 Index Portfolio managed by SSgA. As of June 30, 2007 the Stock Index Fund’s ownership interest in the State Street Equity 500 Index Portfolio was 2.24%.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Value Fund
June 30, 2007 (Unaudited)

COMMON STOCKS	Shares	Value

(89.8% of portfolio)
CONSUMER DISCRETIONARY—4.6%
Auto Components
Cooper Tire & Rubber Co.	808,100	$22,319,722
Restaurants
Tim Hortons Inc.	231,852	7,129,449
Wendy’s International, Inc.	171,200	6,291,600

Total Consumer Discretionary		35,740,771

CONSUMER STAPLES—2.4%
Food Products
Dean Foods Co. (a)	302,300	9,634,301
J.M. Smucker Co.	148,853	9,475,982

Total Consumer Staples		19,110,283

ENERGY—9.8%
Energy Equipment & Services
Baker Hughes, Inc.	127,000	10,684,510
Oil & Gas
Chevron Corp.	200,000	16,848,000
ConocoPhillips	226,000	17,741,000
Marathon Oil Corp.	528,000	31,658,880

Total Energy		76,932,390

FINANCIALS—19.1%
Commercial Banks
Bank of America Corp.	230,200	11,254,478
Commerce Bancshares, Inc.	23,488	1,064,006
Fifth Third Bancorp	479,000	19,049,830
Diversified Financial Services
CIT Group Inc.	271,000	14,858,930
Citigroup, Inc.	370,100	18,982,429
Genworth Financial, Inc.	414,000	14,241,600
JPMorgan Chase & Co.	402,600	19,505,970
Thrifts & Mortgage Finance
Washington Mutual, Inc.	132,552	5,652,017
Insurance
Allstate Corp.	140,000	8,611,400
Chubb Corp.	222,000	12,019,080
Principal Financial Group	142,800	8,323,812
UnumProvident Corp.	646,900	16,890,559

Total Financials		150,454,111

HEALTHCARE—16.7%
Healthcare Equipment & Supplies
Hospira Inc. (a)	521,500	20,359,360
Pharmaceuticals
Abbott Laboratories	399,000	21,366,450
Bristol-Myers Squibb Co.	829,700	26,185,332
Pfizer Inc.	800,000	20,456,000
GlaxoSmithKline plc ADR	332,000	17,386,840
Schering-Plough Corp.	850,000	25,874,000

Total Healthcare		131,627,982

INDUSTRIALS—15.9%
Airlines
Southwest Airlines Co.	1,023,000	15,252,930
Commercial Services & Supplies
Avery Dennison Corp.	203,900	13,555,272
R.R. Donnelley & Sons Co.	121,700	5,295,167
Industrial Conglomerates
Honeywell International Inc.	145,000	8,160,600
Parker Hannifin Corp.	210,975	20,656,562
Tyco International Ltd.	659,400	22,281,126
Machinery
Flowserve Corp. (a)	290,000	20,764,000
Distributers
Applied Industrial Technologies, Inc.	130,500	3,849,750
Genuine Parts Co.	315,400	15,643,840

Total Industrials		125,459,247

INFORMATION TECHNOLOGY—9.8%
Communications Equipment
Cisco Systems, Inc. (a)	605,000	16,849,250
Computers & Peripherals
Dell Inc. (a)	774,000	22,097,700
Hewlett-Packard Co.	254,000	11,333,480
IT Services
SAIC, Inc. (a)	553,000	9,992,710
Office Electronics
IKON Office Solutions, Inc.	383,570	5,987,528
Semiconductors & Semiconductor Equipment
Intel Corporation	465,000	11,048,400

Total Information Technology		77,309,068

MATERIALS—5.7%
Chemicals
Dow Chemical Co.	474,000	20,960,280
Containers & Packaging
Bemis Co., Inc.	433,600	14,386,848
Pactiv Corp. (a)	301,200	9,605,268

Total Materials		44,952,396

TELECOMMUNICATIONS SERVICES—1.9%
Wireless Communication Services
Motorola, Inc.	845,000	14,956,500

Total Telecommunications Services		14,956,500

UTILITIES—3.9%
Gas Utilities
El Paso Corp.	701,664	12,089,671

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Value Fund (continued)
June 30, 2007 (Unaudited)

	Shares	Value

(Common Stocks continued)
Multi-Utilities
Questar Corp.	351,000	$18,550,350

Total Utilities		30,640,021

Total Common Stocks (Cost $406,110,435)		707,182,769

	Face
COMMERCIAL PAPER	Amount

(10.2% of portfolio)
American General Finance Corp., 5.29%, due 07/14/07	25,000,000	24,963,264
Prudential Funding Corp., 5.24%, due 07/05/07	26,000,000	25,984,863
UBS Finance Delaware LLC, 5.35%, due 07/02/07	29,433,000	29,428,626

Total Commercial Paper (Cost $80,376,753)		80,376,753

MONEY MARKET ACCOUNT	Shares	Value

(less than 0.1% of portfolio)
SSgA Money Market Fund, 5.00% (b)	901	901

Total Money Market Account (Cost $901)		901

TOTAL INVESTMENTS IN SECURITIES (Cost $486,488,089)—100%		$787,560,423

(a)	Non-income producing.

(b)	7-day yield at June 30, 2007.

ADR—American Depository Receipt

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
June 30, 2007 (Unaudited)

COMMON STOCKS	Shares	Value

(88.2% of portfolio)
CONSUMER DISCRETIONARY—13.1%
Auto Components
Cooper Tire & Rubber Co.	80,700	$2,228,934
Restaurants
CBRL Group, Inc.	34,100	1,448,568
O’Charley’s Inc. (a)	109,300	2,203,488
Household Durables
La-Z-Boy Inc.	149,000	1,707,540
Specialty Retail
Sally Beauty Holdings, Inc.	195,000	1,755,000

Total Consumer Discretionary		9,343,530

CONSUMER STAPLES—2.2%
Food Products
J.M. Smucker Co.	15,868	1,010,157
Reddy Ice Holdings, Inc.	3,000	85,560
Personal Products
Alberto-Culver Co. (Class A)	21,000	498,120

Total Consumer Staples		1,593,837

ENERGY—5.9%
Energy Equipment & Services
Helmerich & Payne, Inc.	75,000	2,656,500
Oil & Gas
Cimarex Energy Co.	39,400	1,552,754

Total Energy		4,209,254

FINANCIALS—18.8%
Commercial Banks
Astoria Financial Corp.	30,000	751,200
Cardinal Financial Corp.	98,000	967,260
Carolina National Corp. (a)	62,200	979,028
Citizens Republic Bancorp, Inc.	80,700	1,476,810
City Bank (Lynnwood WA)	51,400	1,619,614
Middleburg Financial Corp.	36,000	1,170,000
National Bankshares, Inc. (Virginia)	86,000	1,756,980
Southcoast Financial Corp. (a)	51,370	1,066,441
Valley National Bancorp	75,486	1,697,680
Diversified Financial Services
Asset Acceptance Capital Corp. (a)	107,500	1,902,750

Total Financials		13,387,763

HEALTHCARE—3.0%
Healthcare Providers & Services
Triad Hospitals, Inc. (a)	39,600	2,128,896

Total Healthcare		2,128,896

INDUSTRIALS—23.9%
Aerospace & Defense
Triumph Group, Inc.	23,900	1,564,733
Industrial Conglomerates
Carlisle Companies, Inc.	38,000	1,767,380
CLARCOR Inc.	16,200	606,366
Standex International Corp.	19,500	554,580
Machinery
Flowserve Corp. (a)	58,500	4,188,600
Manitowoc Co., Inc.	62,000	4,983,560
Regal-Beloit Corp.	43,500	2,024,490
Distributers
Applied Industrial Technologies, Inc.	45,450	1,340,775

Total Industrials		17,030,484

INFORMATION TECHNOLOGY—13.1%
Communications Equipment
Belden, Inc.	68,750	3,805,313
Computers & Peripherals
Western Digital Corp. (a)	100,000	1,935,000
Electronic Equipment & Instruments
Vishay Intertechnology, Inc. (a)	125,000	1,977,500
Office Electronics
IKON Office Solutions, Inc.	103,500	1,615,635

Total Information Technology		9,333,448

MATERIALS—4.0%
Chemicals
Westlake Chemical Corp.	67,700	1,903,724
Containers & Packaging
Pactiv Corp. (a)	30,000	956,700

Total Materials		2,860,424

UTILITIES—4.2%
Multi-Utilities
Questar Corp.	56,600	2,991,310

Total Utilities		2,991,310

Total Common Stocks (Cost $37,383,297)		62,878,946

	Face
COMMERCIAL PAPER	Amount

(11.8% of portfolio)
American General Finance Corp., 5.29%, due 07/11/07	$3,500,000	3,494,857
Prudential Funding Corp., 5.24%, due 07/05/07	3,500,000	3,497,962
UBS Finance Delaware LLC, 5.35%, due 07/02/07	1,397,000	1,396,793

Total Commercial Paper (Cost $8,389,612)		8,389,612

MONEY MARKET ACCOUNT	Shares

(less than 0.1% of portfolio)
SSgA Money Market Fund, 5.00% (b)	744	744

Total Money Market Account (Cost $744)		744

TOTAL INVESTMENTS IN SECURITIES (Cost $45,773,653)—100%		$71,269,302

(a)	Non-income producing.

(b)	7-day yield at June 30, 2007.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Value Fund
June 30, 2007 (Unaudited)

COMMON STOCKS	Shares	Value

(92.8% of portfolio)
AUSTRALIA—1.9%
Westpac Banking Corp.	104,900	$2,280,823

Total Australia		2,280,823

FRANCE—7.4%
AXA SA	81,400	3,492,930
Carrefour SA	9,000	631,287
Schneider Electric SA	22,400	3,136,732
Vivendi SA	41,000	1,762,935

Total France		9,023,884

GERMANY—10.6%
Adidas AG	45,100	2,850,483
Celesio AG	29,600	1,915,836
Deutsche Post AG	75,000	2,436,802
Metro AG	31,100	2,584,733
Siemens AG	22,400	3,222,630

Total Germany		13,010,484

HONG KONG—1.1%
Swire Pacific, Ltd.	121,500	1,361,961

Total Hong Kong		1,361,961

ITALY—6.3%
Eni SpA	65,700	2,381,435
Finmeccanica SpA	88,100	2,701,330
Unicredito Italiano SpA	300,400	2,676,137

Total Italy		7,758,902

JAPAN—17.6%
Bridgestone Corp.	111,900	2,399,433
Daito Trust Construction Co., Ltd.	47,800	2,274,307
Kyocera Corp.	15,300	1,631,447
Mitsubishi UFJ Financial Group, Inc.	229	2,523,771
Nikon Corp.	96,200	2,678,263
Sumitomo Corp.	158,500	2,881,417
Sumitomo Trust & Banking Co.	246,400	2,335,209
Takeda Pharmaceutical Co., Ltd.	39,300	2,536,319
Toyota Motor Corp.	36,300	2,288,850

Total Japan		21,549,016

NETHERLANDS—3.2%
ABN AMRO Holdings NV	30,100	1,381,171
ING Groep NV	58,700	2,584,776

Total Netherlands		3,965,947

REPUBLIC OF SOUTH KOREA—2.3%
LG Electronics	21,400	1,764,244
Samsung Electronics	1,800	1,099,668

Total Republic of South Korea		2,863,912

SINGAPORE—4.2%
Singapore Telecommunications, Ltd.	1,215,900	2,697,789
United Overseas Bank, Ltd.	172,900	2,482,314

Total Singapore		5,180,103

SPAIN—5.4%
Banco Bilbao Vizcaya Argentaria SA	82,000	2,004,021
Iberdrola SA	30,000	1,675,278
Telefonica SA	135,000	3,000,841

Total Spain		6,680,140

SWEDEN—2.3%
Ericsson	693,100	2,764,817

Total Sweden		2,764,817

SWITZERLAND—7.8%
Givaudan SA	2,275	2,246,404
Nestle SA	6,725	2,554,176
Swatch Group AG	7,600	2,158,265
Swiss Re	28,900	2,634,094

Total Switzerland		9,592,939

TAIWAN—2.0%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	218,346	2,430,189

Total Taiwan		2,430,189

UNITED KINGDOM—20.7%
AstraZeneca Group PLC	42,100	2,256,203
British Sky Broadcast PLC	219,200	2,809,313
GlaxoSmithKline PLC	98,800	2,588,174
Kingfisher PLC	503,100	2,274,686
Lloyds TSB Group PLC	197,100	2,202,775
Pearson PLC	151,800	2,556,693
Royal Bank of Scotland Group PLC	173,300	2,191,685
Unilever PLC	87,600	2,827,000
Vodafone Group PLC	924,174	3,109,796
WPP Group PLC	174,700	2,613,408

Total United Kingdom		25,429,733

Total Common Stocks (Cost $94,862,425)		113,892,850

FOREIGN CURRENCY

(less than 0.1% of portfolio)
EUROPE—less than 0.1% of portfolio
Euro Currency	1,171	1,585

Total Europe		1,585

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Value Fund (continued)
June 30, 2007 (Unaudited)

	Shares	Value

(Foreign Currency continued)
REPUBLIC OF SOUTH KOREA—less than 0.1% of portfolio
South Korean Won	1,365	$2

Total Republic of South Korea		2

JAPAN—less than 0.1% of portfolio
Japanese Yen	8,165,446	66,318

Total Japan		66,318

Total Foreign Currency (Cost $68,012)		67,905

	Face
COMMERCIAL PAPER	Amount

(7.2% of portfolio)
American General Finance Corp., 5.29%, due 07/02/07	2,909,000	2,908,573
UBS Finance Delaware LLC, 5.35%, due 07/02/07	5,914,000	5,913,122

Total Commercial Paper (Cost $8,821,695)		8,821,695

MONEY MARKET ACCOUNT	Shares	Value

(less than 0.1% of portfolio)
SSgA Money Market Fund, 5.00% (a)	261	261

Total Money Market Account (Cost $261)		261

TOTAL INVESTMENTS IN SECURITIES (Cost $103,752,393)—100%		$122,782,711

(a)	7-day yield at June 30, 2007.

ADR—American Depository Receipt

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Nasdaq-100 Index Tracking StockSM Fund
June 30, 2007 (Unaudited)

EXCHANGE TRADED FUND	Shares	Value

(100.0% of portfolio)
PowerShares QQQTM	165,700	$7,882,349

Total Exchange Traded Fund (Cost $6,602,460)		7,882,349

MONEY MARKET ACCOUNT

(less than 0.1% of portfolio)
SSgA Money Market Fund, 5.00% (a)	1,314	1,314

Total Money Market Account (Cost $1,314)		1,314

TOTAL INVESTMENTS IN SECURITIES (Cost $6,603,774)—100%		$7,883,663

(a)	7-day yield at June 30, 2007.

On June 30, 2007, substantially all of the assets of the NASDAQ-100 Index Tracking StockSM Fund were invested in shares of the PowerShares QQQTM, issued by PowerShares Capital Management, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the NASDAQ-100 Index. More information about the Powershares QQQTM is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

Portfolio of Investments

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2007 (Unaudited)

		Short-Term
	Daily	Government	Short-Term
ASSETS	Income Fund	Securities Fund	Bond Fund

Investments in securities, at value (cost: $138,429,325; $39,183,642; $220,196,331; $56,498,076; $486,488,089; $45,773,653; $103,752,393; $6,603,774)	$138,429,325	$39,087,139	$218,500,830
Cash	—	—	7,734
Receivables
Investment securities sold	—	—	—
Dividends and interest	197,687	404,109	1,906,751
Capital shares sold	13,958	2,362	193,533
Prepaid expenses	21,495	12,191	21,728

Total assets	138,662,465	39,505,801	220,630,576

LIABILITIES
Payables
Investment securities purchased	—	1,477,516	2,725,044
Accrued expenses	65,842	38,723	95,823
Due to RE Advisers	61,159	12,182	108,443
Capital shares redeemed	80,233	20,500	9,840
Dividends	9,763	3,960	38,411

Total liabilities	216,997	1,552,881	2,977,561

NET ASSETS	$138,445,468	$37,952,920	$217,653,015

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments	$—	$(96,503)	$(1,695,501)
Undistributed net income (loss)	—	(690)	(13,444)
Undistributed net realized gain (loss) from investments and futures transactions	(18,092)	1,060	(350,182)
Paid-in-capital applicable to outstanding shares of 138,463,451 of Daily Income Fund, 7,439,142 of Short- Term Government Securities Fund, 42,231,010 of Short- Term Bond Fund, 5,449,050 of Stock Index Fund, 19,993,572 of Value Fund, 3,468,978 of Small-Company Stock Fund, 11,155,551 of International Value Fund, and 1,391,598 of NASDAQ-100 Index Tracking StockSM Fund	138,463,560	38,049,053	219,712,142

NET ASSETS	$138,445,468	$37,952,920	$217,653,015

NET ASSET VALUE PER SHARE	$1.00	$5.10	$5.15

   Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

		Small-Company	International	Nasdaq-100 Index
Stock Index Fund	Value Fund	Stock Fund	Value Fund	Tracking StockSM Fund

$61,462,687	$787,560,423	$71,269,302	$122,782,711	$7,883,663
—	—	—	—	—
—	—	—	3,859,984	—
—	914,974	33,757	327,864	6,181
31,466	962,346	17,012	372,961	14,024
8,145	55,973	12,721	15,391	7,287

61,502,298	789,493,716	71,332,792	127,358,911	7,911,155

—	1,454,923	—	7,783,978	—
53,220	264,889	58,244	62,630	21,216
16,107	339,403	52,667	66,154	1,838
6,133	168,326	26,187	149	—
—	1,563,930	—	2,496	10

75,460	3,791,471	137,098	7,915,407	23,064

$61,426,838	$785,702,245	$71,195,694	$119,443,504	$7,888,091

$4,964,611	$301,072,334	$25,495,649	$19,030,318	$1,279,889
589,179	290	152,354	1,314,238	(43,308)
(7,193,118)	(338,075)	115,325	2,592,269	186,698
$63,066,166	$484,967,696	$45,432,366	$96,506,679	$6,464,812

$61,426,838	$785,702,245	$71,195,694	$119,443,504	$7,888,091

$11.27	$39.30	$20.52	$10.71	$5.67

Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2007 (Unaudited)

		Short-Term
	Daily	Government	Short-Term
INVESTMENT INCOME	Income Fund	Securities Fund	Bond Fund

Interest	$3,569,596	$889,803	$5,289,217
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—

Total investment income	3,569,596	889,803	5,289,217

EXPENSES
Management fees	334,776	84,556	627,684
Shareholder servicing fees	53,979	25,468	60,890
Custodian and accounting fees	34,386	29,739	83,242
Legal and audit fees	18,341	6,550	28,252
Registration fees	22,031	8,688	20,987
Directors and Board meeting expenses	10,586	2,670	15,102
Printing	8,192	2,495	11,523
Communication	6,331	2,641	8,059
Insurance	5,951	1,654	8,850
Other expenses	8,781	2,985	11,433
Administration fees	—	—	—

Total expenses	503,354	167,446	876,022

Less fees waived and expenses reimbursed by RE Advisers	—	(26,539)	(39,325)

Net expenses	503,354	140,907	836,697

NET INVESTMENT INCOME (LOSS)	3,066,242	748,896	4,452,520

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	—	1,060	36,858
Net change in unrealized appreciation (depreciation)	—	(4,160)	(390,607)

NET GAIN (LOSS) ON INVESTMENTS	—	(3,100)	(353,749)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,066,242	$745,796	$4,098,771

(a)	Represents realized and unrealized gain on investments allocated from the master portfolio.

   Statements of Operations
The accompanying notes are an integral part of these financial statements.

			Small-Company	International	Nasdaq-100 Index
Stock Index Fund		Value Fund	Stock Fund	Value Fund	Tracking StockSM Fund

$—		$1,991,525	$224,956	$125,263	$981
—		10,761,690	347,520	1,772,075	10,633
582,182		—	—	—	—
(13,279)		—	—	—	—

568,903		12,753,215	572,476	1,897,338	11,614

—		1,774,000	285,747	388,607	9,166
48,983		212,212	58,594	38,073	24,628
11,230		136,870	24,140	54,621	5,614
13,402		105,639	9,326	17,993	989
12,591		40,872	13,410	11,898	8,374
4,962		63,317	5,462	7,938	578
5,576		47,982	6,591	5,971	1,352
6,093		32,432	7,214	4,275	2,367
2,813		33,638	3,032	4,315	317
5,439		37,915	6,336	4,812	1,537
73,673		—	—	—	—

184,762		2,484,877	419,852	538,503	54,922

—		—	—	(26,796)	—

184,762		2,484,877	419,852	511,707	54,922

384,141		10,268,338	152,624	1,385,631	(43,308)

1,432,610	(a)	(19)	115,433	2,508,785	192,238
2,023,025	(a)	64,326,467	4,809,231	6,483,910	540,605

3,455,635		64,326,448	4,924,664	8,992,695	732,843

$3,839,776		$74,594,786	$5,077,288	$10,378,326	$689,535

Statements of Operations
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund

	Period Ended
	June 30,	Year Ended
	2007	December 31,
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)	2006

Operations
Net investment income (loss)	$3,066,242	$5,171,545
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—

Increase in net assets from operations	3,066,242	5,171,545

Distributions to Shareholders
Net investment income	(3,066,242)	(5,171,545)
Net realized gain on investments	—	—

Total distributions to shareholders	(3,066,242)	(5,171,545)

Capital Share Transactions, Net (See Note 8)	10,820,363	22,501,721

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,820,363	22,501,721

NET ASSETS
Beginning of period	127,625,105	105,123,384

End of period	$138,445,468	$127,625,105

	Value Fund

	Period Ended
	June 30,	Year Ended
	2007	December 31,
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)	2006

Operations
Net investment income (loss)	$10,268,338	$9,139,352
Net realized gain (loss) on investments	(19)	35,389,921
Net change in unrealized appreciation (depreciation)	64,326,467	45,608,924

Increase in net assets from operations	74,594,786	90,138,197

Distributions to Shareholders
Net investment income	(10,267,283)	(9,140,117)
Net realized gain on investments	—	(35,390,983)

Total distributions to shareholders	(10,267,283)	(44,531,100)

Capital Share Transactions, Net (See Note 8)	71,897,089	134,272,215

TOTAL INCREASE (DECREASE) IN NET ASSETS	136,224,592	179,879,312

NET ASSETS
Beginning of period	649,477,653	469,598,341

End of period	$785,702,245	$649,477,653

   Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

Short-Term Government
Securities Fund		Short-Term Bond Fund		Stock Index Fund

Period Ended		Period Ended		Period Ended
June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
2007	December 31,	2007	December 31,	2007	December 31,
(Unaudited)	2006	(Unaudited)	2006	(Unaudited)	2006

$748,896	$1,136,857	$4,452,520	$7,437,469	$384,141	$669,450
1,060	49,373	36,858	12,304	1,432,610	202,946
(4,160)	320,437	(390,607)	1,245,008	2,023,025	6,450,315

745,796	1,506,667	4,098,771	8,694,781	3,839,776	7,322,711

(749,586)	(1,137,349)	(4,465,964)	(7,449,069)	—	(666,068)
—	(49,556)	—	—	—	—

(749,586)	(1,186,905)	(4,465,964)	(7,449,069)	—	(666,068)

(2,822,595)	506,194	9,537,844	7,795,996	1,078,564	2,305,247

(2,826,385)	825,956	9,170,651	9,041,708	4,918,340	8,961,890

40,779,305	39,953,349	208,482,364	199,440,656	56,508,498	47,546,608

$37,952,920	$40,779,305	$217,653,015	$208,482,364	$61,426,838	$56,508,498

				Nasdaq-100 Index
Small-Company Stock Fund		International Value Fund		Tracking Stocksm Fund

Period Ended		Period Ended		Period Ended
June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
2007	December 31,	2007	December 31,	2007	December 31,
(Unaudited)	2006	(Unaudited)	2006	(Unaudited)	2006

$152,624	$732,033	$1,385,631	$480,807	$(43,308)	$(78,861)
115,433	1,718,801	2,508,785	2,361,725	192,238	205,641
4,809,231	5,822,060	6,483,910	11,816,294	540,605	209,045

5,077,288	8,272,894	10,378,326	14,658,826	689,535	335,825

—	(732,303)	(50,970)	(697,304)	—	—
—	(1,718,909)	(384,487)	(46,862)	(66,255)	(149,114)

—	(2,451,212)	(435,457)	(744,166)	(66,255)	(149,114)

2,602,941	9,822,331	17,597,349	64,907,413	488,357	(261,031)

7,680,229	15,644,013	27,540,218	78,822,073	1,111,637	(74,320)

63,515,465	47,871,452	91,903,286	13,081,213	6,776,454	6,850,774

$71,195,694	$63,515,465	$119,443,504	$91,903,286	$7,888,091	$6,776,454

Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2007
	(Unaudited)		2006	2005	2004		2003		2002

NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Income from investment operations
Net investment income	0.02		0.04	0.02	0.01	(a,b)	0.01	(a,b)	0.01
Net realized and unrealized gain (loss) on investments	—		—	—	—		—		—

Total from investment operations	0.02		0.04	0.02	0.01		0.01		0.01

Distributions
Net investment income	(0.02)		(0.04)	(0.02)	(0.01)		(0.01)		(0.01)
Net realized gain	—		—	—	—		—		—

Total distributions	(0.02)		(0.04)	(0.02)	(0.01)		(0.01)		(0.01)

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

TOTAL RETURN	2.29	%(c)	4.37%	2.49%	0.65	%(a,b)	0.51	%(a,b)	1.25%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$138,445		$127,625	$105,123	$90,279		$79,546		$76,047
Ratio of gross expenses before voluntary expense limitation to average net assets	0.75	%(d)	0.74%	0.76%	0.79%		0.80%		0.80%
Ratio of net investment income to average net assets	4.58	%(d)	4.30%	2.48%	0.66	%(a,b)	0.51	%(a,b)	1.24%
Ratio of expenses to average net assets	0.75	%(d)	0.74%	0.76%	0.75	%(a,b)	0.75	%(a,b)	0.80%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	For the period July 1, 2003 to June 30, 2004 RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004 RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

(c)	Aggregate total return for the period.

(d)	Annualized.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2007
	(Unaudited)		2006	2005	2004	2003	2002

NET ASSET VALUE, BEGINNING OF YEAR	$5.10		$5.06	$5.11	$5.16	$5.22	$5.14

Income from investment operations
Net investment income (a)	0.10		0.14	0.13	0.10	0.12	0.16
Net realized and unrealized gain (loss) on investments	—	(b)	0.05	(0.05)	(0.05)	(0.06)	0.08

Total from investment operations	0.10		0.19	0.08	0.05	0.06	0.24

Distributions
Net investment income	(0.10)		(0.14)	(0.13)	(0.10)	(0.12)	(0.16)
Net realized gain	—		(0.01)	— (b)	—	— (b)	—

Total distributions	(0.10)		(0.15)	(0.13)	(0.10)	(0.12)	(0.16)

NET ASSET VALUE, END OF PERIOD	$5.10		$5.10	$5.06	$5.11	$5.16	$5.22

TOTAL RETURN (a)	1.99	%(c)	3.87%	1.65%	1.03%	1.18%	4.82%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$37,953		$40,779	$39,953	$43,296	$41,852	$39,177
Ratio of gross expenses before voluntary expense limitation to average net assets	0.89	%(d)	0.87%	0.83%	0.82%	0.84%	0.86%
Ratio of net investment income to average net assets (a)	3.99	%(d)	2.89%	2.59%	1.98%	2.20%	3.09%
Ratio of expenses to average net assets (a)	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	19%		30%	31%	41%	41%	40%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2007
	(Unaudited)		2006	2005	2004		2003	2002

NET ASSET VALUE, BEGINNING OF YEAR	$5.16		$5.13	$5.17	$5.23		$5.30	$5.26

Income from investment operations
Net investment income (a)	0.11		0.19	0.16	0.15	(b)	0.17	0.23
Net realized and unrealized gain (loss) on investments	(0.01)		0.03	(0.04)	(0.06)		(0.07)	0.04

Total from investment operations	0.10		0.22	0.12	0.09		0.10	0.27

Distributions
Net investment income	(0.11)		(0.19)	(0.16)	(0.15)		(0.17)	(0.23)
Net realized gain	—		—	—	—		—	—

Total distributions	(0.11)		(0.19)	(0.16)	(0.15)		(0.17)	(0.23)

NET ASSET VALUE, END OF PERIOD	$5.15		$5.16	$5.13	$5.17		$5.23	$5.30

TOTAL RETURN (a)	1.94	%(c)	4.38%	2.29%	1.65	%(b)	1.86%	5.33%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$217,653		$208,482	$199,441	$202,388		$214,285	$201,487
Ratio of gross expenses before voluntary expense limitation to average net assets	0.84	%(d)	0.84%	0.83%	0.82%		0.82%	0.82%
Ratio of net investment income to average net assets (a)	4.26	%(d)	3.71%	3.04%	2.75	%(b)	3.11%	4.39%
Ratio of expenses to average net assets (a)	0.80	%(d)	0.80%	0.80%	0.75	%(b)	0.75%	0.75%
Portfolio turnover rate	16%		40%	34%	45%		72%	72%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	On December 1, 2004 RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.

(c)	Aggregate total return for the period.

(d)	Annualized.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2007
	(Unaudited)		2006	2005	2004	2003		2002

NET ASSET VALUE, BEGINNING OF YEAR	$10.57		$9.30	$9.03	$8.29	$6.55		$8.55

Income from investment operations
Net investment income	0.07		0.13	0.11	0.10	0.07	(a)	0.06	(a)
Net realized and unrealized gain (loss) on investments	0.63		1.27	0.27	0.74	1.73		(2.00)

Total from investment operations	0.70		1.40	0.38	0.84	1.80		(1.94)

Distributions
Net investment income	—		(0.13)	(0.11)	(0.10)	(0.06)		(0.06)
Net realized gain	—		—	—	—	—		—

Total distributions	—		(0.13)	(0.11)	(0.10)	(0.06)		(0.06)

NET ASSET VALUE, END OF PERIOD	$11.27		$10.57	$9.30	$9.03	$8.29		$6.55

TOTAL RETURN	6.62	%(c)	15.01%	4.23%	10.15%	27.55	%(a)	(22.69	)%(a)

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$61,427		$56,508	$47,547	$44,364	$34,150		$20,632
Ratio of gross expenses before voluntary expense limitation to average net assets	0.67	%(d)	0.68%	0.64%	0.75%	0.92%		1.06%
Ratio of net investment income to average net assets	1.30	%(d)	1.32%	1.25%	1.31%	1.04	%(a)	0.87	%(a)
Ratio of expenses to average net assets	0.67	%(d)	0.68%	0.64%	0.75%	0.75	%(a)	0.75	%(a)
Portfolio turnover rate (b)	N/A		N/A	N/A	N/A	N/A		N/A

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	See Appendix A for the portfolio turnover of the Equity 500 Index Portfolio.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2007
	(Unaudited)		2006	2005	2004	2003	2002

NET ASSET VALUE, BEGINNING OF YEAR	$35.94		$32.78	$30.44	$27.52	$22.24	$25.50

Income from investment operations
Net investment income	0.52		0.57	0.42	0.35	0.37	0.33
Net realized and unrealized gain (loss) on investments	3.36		5.25	2.90	3.68	5.42	(3.26)

Total from investment operations	3.88		5.82	3.32	4.03	5.79	(2.93)

Distributions
Net investment income	(0.52)		(0.57)	(0.42)	(0.35)	(0.37)	(0.33)
Net realized gain	—		(2.09)	(0.56)	(0.76)	(0.14)	— (a)

Total distributions	(0.52)		(2.66)	(0.98)	(1.11)	(0.51)	(0.33)

NET ASSET VALUE, END OF PERIOD	$39.30		$35.94	$32.78	$30.44	$27.52	$22.24

TOTAL RETURN	10.80	%(b)	17.82%	10.94%	14.71%	26.16%	(11.56)%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$785,702		$649,478	$469,598	$402,346	$350,945	$290,207
Ratio of net investment income to average net assets	2.88	%(c)	1.68%	1.33%	1.23%	1.54%	1.35%
Ratio of expenses to average net assets	0.70	%(c)	0.71%	0.76%	0.82%	0.84%	0.83%
Portfolio turnover rate	0%		13%	8%	8%	12%	29%

(a)	Less than $.01 per share.

(b)	Aggregate total return for the period.

(c)	Annualized.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2007
	(Unaudited)		2006	2005	2004	2003		2002

NET ASSET VALUE, BEGINNING OF YEAR	$19.06		$17.00	$15.69	$13.89	$10.49		$10.55

Income from investment operations
Net investment income (loss)	0.04		0.23	0.05	(0.01)	—	(a)	—	(a,b)
Net realized and unrealized gain (loss) on investments	1.42		2.60	1.44	1.85	3.40		(0.06)

Total from investment operations	1.46		2.83	1.49	1.84	3.40		(0.06)

Distributions
Net investment income	—		(0.23)	(0.05)	—	—		—	(b)
Net realized gain	—		(0.54)	(0.13)	(0.04)	—		—

Total distributions	—		(0.77)	(0.18)	(0.04)	—		—

NET ASSET VALUE, END OF PERIOD	$20.52		$19.06	$17.00	$15.69	$13.89		$10.49

TOTAL RETURN	7.66	%(c)	16.69%	9.52%	13.24%	32.41	%(a)	(0.57	)%(a)

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$71,196		$63,515	$47,871	$38,937	$29,832		$19,586
Ratio of gross expenses before voluntary expense limitation to average net assets	1.25	%(d)	1.23%	1.30%	1.37%	1.54%		1.60%
Ratio of net investment income (loss) to average net assets	0.45	%(d)	1.29%	0.34%	(0.07)%	(0.03	)%(a)	(0.03	)%(a)
Ratio of expenses to average net assets	1.25	%(d)	1.23%	1.30%	1.37%	1.50	%(a)	1.50	%(a)
Portfolio turnover rate	6%		5%	9%	6%	17%		12%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2007
	(Unaudited)		2006		2005		2004		2003		2002

NET ASSET VALUE, BEGINNING OF YEAR	$9.72		$7.79		$9.48		$8.36		$6.33		$7.75

Income from investment operations
Net investment income	0.14	(a)	0.05	(a)	0.36		0.07	(a)	0.04	(a)	0.48	(a)
Net realized and unrealized gain (loss) on investments	0.89		1.96		1.00		1.40		2.23		(1.36)
Capital contribution	—		—		—		0.03		—		—

Total from investment operations	1.03		2.01		1.36		1.50		2.27		(0.88)

Distributions
Net investment income	(0.01)		(0.07)		(0.16)		(0.15)		(0.10)		(0.51)
Net realized gain	(0.03)		(0.01)		(2.89)		(0.23)		(0.14)		(0.03)

Total distributions	(0.04)		(0.08)		(3.05)		(0.38)		(0.24)		(0.54)

NET ASSET VALUE, END OF PERIOD	$10.71		$9.72		$7.79		$9.48		$8.36		$6.33

TOTAL RETURN	10.59	%(a,f)	25.79	%(a)	14.31%		17.94	%(a,b)	35.88	%(a)	(17.63	)%(a)

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$119,444		$91,903		$13,081		$7,439		$3,854		$1,494
Ratio of gross expenses before voluntary expense limitation to average net assets	1.04	%(g)	1.04	%(d)	1.21	%(c,d)	1.76	%(c)	3.68	%(c)	7.03	%(c)
Ratio of net investment income (loss) to average net assets	2.67	%(a,g)	0.95	%(a)	3.76%		0.90	%(a)	0.76	%(a)	0.57	%(a)
Ratio of expenses to average net assets	0.99	%(a,g)	0.99	%(a,d)	1.21	%(c,d)	1.50	%(a,c)	1.50	%(a,c)	1.50	%(a,c)
Portfolio turnover rate	11%		55%		1%		N/A	(e)	N/A	(e)	N/A	(e)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.

(c)	Expenses include the allocated expenses from the State Street MSCI® EAFE® Index Portfolio, the master portfolio in which the International Value Fund invested substantially all of its assets from inception until October 17, 2005.

(d)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005—June 11, 2006.

(e)	The International Value Fund was a feeder of the State Street MSCI® EAFE® Index Portfolio. Portfolio turnover was calculated by the master portfolio, not the feeder fund.

(f)	Aggregate total return for the period.

(g)	Annualized.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Nasdaq-100 Index Tracking StockSM Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2007
	(Unaudited)		2006	2005	2004	2003		2002

NET ASSET VALUE, BEGINNING OF YEAR	$5.22		$5.06	$5.44	$5.00	$3.40		$5.50

Income from investment operations
Net investment loss	(0.03)		(0.07)	(0.06)	(0.02)	(0.06	)(a)	(0.06	)(a)
Net realized and unrealized gain (loss) on investments	0.53		0.35	0.04	0.46	1.66		(2.04)

Total from investment operations	0.50		0.28	(0.02)	0.44	1.60		(2.10)

Distributions
Net investment income	—		—	—	—	—		—
Net realized gain	(0.05)		(0.12)	(0.36)	—	—		—

Total distributions	(0.05)		(0.12)	(0.36)	—	—		—

NET ASSET VALUE, END OF PERIOD	$5.67		$5.22	$5.06	$5.44	$5.00		$3.40

TOTAL RETURN	9.54	%(b)	5.48%	0.07%	8.80%	47.06	%(a)	(38.18	)%(a)

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$7,888		$6,776	$6,851	$6,816	$5,362		$1,779
Ratio of gross expenses before voluntary expense limitation to average net assets	1.50	%(c)	1.50%	1.43%	1.50%	2.47%		4.86%
Ratio of net investment income (loss) to average net assets	(1.18	)%(c)	(1.16)%	(1.07)%	(0.44)%	(1.42	)%(a)	(1.47	)%(a)
Ratio of expenses to average net assets	1.50	%(c)	1.50%	1.43%	1.50%	1.50	%(a)	1.50	%(a)
Portfolio turnover rate	13%		27%	26%	55%	68%		32%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Aggregate total return for the period.

(c)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

1. ORGANIZATION

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (“the Act”) as a no-load, open-end diversified management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Nasdaq-100 Index Tracking StockSM Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in the Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its asset in one or more securities that are designed to track the performance of the S&P 500 Index. As of June 30, 2007, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the State Street Equity 500 Index Portfolio, the master portfolio and an open-end investment company managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation. At June 30, 2007, the Stock Index Fund’s investment was 2.24% of the State Street Equity 500 Index Portfolio. The financial statements of the State Street Equity 500 Index Portfolio are contained in Appendix A of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

The Nasdaq-100 Index Tracking StockSM Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of June 30, 2007, substantially all of the assets of the Nasdaq-100 Index Tracking StockSM Fund were invested in shares of the Nasdaq-100 Index Tracking StockSM, an exchange-traded fund issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index ® .. More information about the Nasdaq-100 Index Tracking StockSM is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) Section.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, the International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments (with the exception of Commercial Paper with a remaining maturity of 60 days or less at the time of purchase), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper with a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value. Regulated investment companies are valued at the net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The Stock Index Fund records its investment in the State Street Equity 500 Index Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. The Board of Trustees of the State Street Equity 500 Index Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the State Street Equity 500 Index Portfolio’s financial statements included in Appendix A of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly.

Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, the Small-Company Stock Fund, the International Value Fund, and the Nasdaq-100 Index Tracking StockSM Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the State Street Equity 500 Index Portfolio’s income, expenses, and realized and

   Notes to Financial Statements

unrealized gains and losses in addition to the fund’s own expenses which are accrued daily.

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is dependent on claims that may be made against the funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year, return of capital, and paydown losses. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

Tax Basis Unrealized Gain (Loss) on Investment and Distributions

At June 30, 2007, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

		Tax	Tax	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Gain	(Loss)	Gain (Loss)

Daily Income Fund	$138,429,325	$—	$—	$—
Short-Term Gov. Securities Fund	$39,183,642	$65,468	$(161,971)	$(96,503)
Short-Term Bond Fund	$220,196,331	$283,187	$(1,978,688)	$(1,695,501)
Value Fund	$486,825,083	$301,804,470	$(732,136)	$301,072,334
Small-Company Stock Fund	$45,773,653	$26,676,746	$(1,181,097)	$25,495,649
International Value Fund[1]	$103,752,393	$19,789,621	$(759,303)	$19,030,318
Nasdaq-100 Index Tracking StockSM Fund	$6,609,213	$1,279,888	$—	$1,279,888

Net unrealized appreciation/ (depreciation) of Stock Index Fund in the Equity 500 Index Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/ (depreciation). For information pertaining to the unrealized appreciation/ (depreciation) for the Equity 500 Index Portfolio, please refer to Appendix A of this report.

4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2007, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Gov. Securities Fund	$5,934,190	$1,763,658
Short-Term Bond Fund	$46,698,129	$26,010,859
Value Fund	$52,692,174	$26
Small-Company Stock Fund	$4,200,488	$3,654,741
International Value Fund	$26,303,427	$10,586,122
Nasdaq-100 Index Tracking StockSM Fund	$1,344,312	$975,241

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund please refer to Appendix A of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2007, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$1,343,361	$3,850,000
Short-Term Bond Fund	$2,602,133	$4,100,000

5. RELATED PARTIES

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for the Daily Income Fund; .45% of average daily net assets for the Short-Term Government Securities Fund; .60% of average daily net assets for the Short-Term Bond Fund; .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; .75% for the International Value Fund; and .25% for the Nasdaq-100 Index Tracking StockSM Fund.

Mercator Asset Management, L.P. (“Mercator”) is the subadviser for the International Value Fund. Mercator selects, buys, and sells securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays Mercator from the fees it receives from the Fund.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the State Street Equity 500 Index Portfolio, calculated daily at an annual rate of .045% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Portfolio on behalf of its investors.

RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund, .99% of the International Value Fund, and 1.50% of the

Notes to Financial Statements

average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking StockSM Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the period ended June 30, 2007, amounted to $26,539 for the Short-Term Government Securities Fund, $39,325 for the Short-Term Bond Fund, and $26,796 for the International Value Fund.

On June 12, 2006, the International Stock Index Fund was restructured from a passively managed index fund to an actively managed fund and was renamed the International Value Fund. Accordingly, the Fund liquidated its position in the Vanguard Developed Markets Index Fund and purchased shares of foreign equity securities directly.

6. RECENT ACCOUNTING DEVELOPMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, which establishes guidelines for recognizing and measuring the benefits of tax return positions in financial statements. FIN 48 became effective for the Funds during the fiscal year ending December 31, 2007. Management has evaluated the implication of FIN 48 and there is no impact to the financial statements.
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (“FAS 157”) “Fair Value Measurements”. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

7. SUBSEQUENT EVENT

On July 2, 2007, the Board of Directors determined that it was in the best interests of the shareholders of the Stock Index Fund to redeem all of its assets from the State Street Equity 500 Index Portfolio and reinvest all such assets into the S&P 500 Index Master Portfolio, a fund advised by Barclays Global Fund Advisors, an indirect wholly-owned subsidiary of Barclays PLC. As a result, the S&P 500 Index Master Portfolio will become the new master fund in the Stock Index Fund’s master-feeder structure. The transactions necessary to effect this change are expected to occur on or about September 18, 2007.

   Notes to Financial Statements

8. CAPITAL SHARE TRANSACTIONS

As of June 30, 2007, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small Company Stock Fund, the International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund. Transactions in capital shares were as follows:

		Shares Issued
		In Reinvestment	Total Shares	Total Shares	Net Increase
	Shares Sold	of Dividends	Issued	Redeemed	(Decrease)

Year Ended June 30, 2007
In Dollars

Daily Income Fund	$49,194,507	$2,999,115	$52,193,622	$(41,373,259)	$10,820,363
Short-Term Government Securities Fund	$3,958,148	$723,476	$4,681,624	$(7,504,219)	$(2,822,595)
Short-Term Bond Fund	$25,153,840	$4,291,481	$29,445,321	$(19,907,477)	$9,537,844
Stock Index Fund	$6,310,179	$—	$6,310,179	$(5,231,615)	$1,078,564
Value Fund	$121,203,966	$8,703,349	$129,907,315	$(58,010,226)	$71,897,089
Small-Company Stock Fund	$7,545,179	$—	$7,545,179	$(4,942,238)	$2,602,941
International Value Fund	$25,567,017	$432,961	$25,999,978	$(8,402,629)	$17,597,349
Nasdaq-100 Index Tracking StockSM Fund	$1,714,841	$66,245	$1,781,086	$(1,292,729)	$488,357
In Shares

Daily Income Fund	49,194,507	2,999,115	52,193,622	(41,373,259)	10,820,363
Short-Term Government Securities Fund	775,119	141,631	916,750	(1,470,317)	(553,567)
Short-Term Bond Fund	4,868,736	830,372	5,699,108	(3,853,059)	1,846,049
Stock Index Fund	580,055	—	580,055	(475,772)	104,283
Value Fund	3,251,894	221,460	3,473,354	(1,552,984)	1,920,370
Small-Company Stock Fund	385,892	(249,965)	135,927	—	135,927
International Value Fund	2,471,037	40,426	2,511,463	(807,865)	1,703,598
Nasdaq-100 Index Tracking StockSM Fund	319,587	11,683	331,270	(238,297)	92,973
Year Ended December 31, 2006
In Dollars

Daily Income Fund	$75,088,159	$2,394,338	$77,482,497	$(62,638,132)	$14,844,365
Short-Term Government Securities Fund	$6,620,284	$1,066,557	$7,686,841	$(10,573,042)	$(2,886,201)
Short-Term Bond Fund	$32,360,628	$5,764,320	$38,124,948	$(39,657,548)	$(1,532,600)
Stock Index Fund	$8,617,043	$562,068	$9,179,111	$(7,396,937)	$1,782,174
Value Fund	$62,312,734	$13,212,695	$75,525,429	$(40,078,529)	$35,446,900
Small-Company Stock Fund	$10,253,745	$495,707	$10,749,452	$(5,362,003)	$5,387,449
International Value Fund	$5,555,847	$3,668,365	$9,224,212	$(1,440,628)	$7,783,584
Nasdaq-100 Index Tracking StockSM Fund	$2,113,994	$471,887	$2,585,881	$(2,085,487)	$500,394
In Shares

Daily Income Fund	75,088,159	2,394,338	77,482,497	(62,638,132)	14,844,365
Short-Term Government Securities Fund	1,295,993	209,118	1,505,111	(2,075,353)	(570,242)
Short-Term Bond Fund	6,288,781	1,121,212	7,409,993	(7,713,429)	(303,436)
Stock Index Fund	955,477	60,437	1,015,914	(820,969)	194,945
Value Fund	1,974,364	406,986	2,381,350	(1,272,526)	1,108,824
Small-Company Stock Fund	639,936	29,159	669,095	(333,847)	335,248
International Value Fund	573,909	470,907	1,044,816	(149,470)	895,346
Nasdaq-100 Index Tracking StockSM Fund	423,192	98,135	521,327	(421,216)	100,111

Notes to Financial Statements

Directors and Officers

James F. Perna, Director and Chairman

Peter R. Morris, Director and President
Anthony M. Marinello, Director and Vice President
Douglas W. Johnson, Director
Francis P. Lucier, Director
Kenneth R. Meyer, Director
Sheldon Petersen, Director
Mark Rose, Director
Anthony C. Williams, Director
Sheri Cooper, Treasurer
Danielle C. Sieverling, Secretary and Chief Compliance Officer

   Directors and Officers

STATE STREET EQUITY 500 INDEX PORTFOLIO: Appendix A

Portfolio of Investments	68
Statement of Assets and Liabilities	74
Statement of Operations	74
Statements of Changes in Net Assets	75
Financial Highlights	75
Notes to Financial Statements	78

Appendix A

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio
June 30, 2007 (Unaudited)

		Value
COMMON STOCKS	Shares	(000)

(97.8% of portfolio)
CONSUMER DISCRETIONARY—10.3%
Abercrombie & Fitch Co.	17,968	$1,311
Amazon.Com, Inc. (a)	62,212	4,256
Apollo Group, Inc. Class A (a)	29,068	1,698
AutoNation, Inc. (a)	30,992	695
AutoZone, Inc. (a)	9,180	1,254
Bed Bath & Beyond, Inc. (a)	55,467	1,996
Best Buy Co., Inc.	82,076	3,830
Big Lots, Inc. (a)	22,762	670
Black & Decker Corp.	13,556	1,197
Brunswick Corp.	19,033	621
Carnival Corp.	89,754	4,377
CBS Corp. Class B	146,179	4,871
Centex Corp.	24,662	989
Circuit City Stores, Inc.	29,424	444
Citadel Broadcasting Corp.	3,251	21
Clear Channel Communications, Inc.	99,109	3,748
Coach, Inc. (a)	73,865	3,500
Comcast Corp. Class A (a)	621,038	17,464
D.R. Horton, Inc.	54,763	1,091
Darden Restaurants, Inc.	29,106	1,280
Dillard’s, Inc. Class A	12,590	452
DIRECTV Group, Inc. (a)	154,582	3,572
Dollar General Corp.	64,764	1,420
Dow Jones & Co., Inc.	13,543	778
Eastman Kodak Co.	59,594	1,659
eBay, Inc. (a)	228,599	7,356
EW Scripps Co. Class A	17,240	788
Family Dollar Stores, Inc.	31,412	1,078
Federated Department Stores, Inc.	91,734	3,649
Ford Motor Co.	380,839	3,588
Fortune Brands, Inc.	29,847	2,459
Gannett Co., Inc.	46,671	2,565
Gap, Inc.	108,086	2,064
General Motors Corp.	111,466	4,213
Genuine Parts Co.	34,965	1,734
Goodyear Tire & Rubber Co. (a)	36,774	1,278
H&R Block, Inc.	65,556	1,532
Harley-Davidson, Inc.	50,693	3,022
Harman International Industries, Inc.	13,518	1,579
Harrah’s Entertainment, Inc.	37,162	3,168
Hasbro, Inc.	33,001	1,037
Hilton Hotels Corp.	76,361	2,556
Home Depot, Inc.	394,424	15,521
Host Hotels & Resorts, Inc.	106,440	2,461
International Game Technology	66,380	2,635
Interpublic Group of Cos., Inc. (a)	96,155	1,096
JC Penney & Co., Inc.	45,541	3,296
Johnson Controls, Inc.	39,671	4,593
Jones Apparel Group, Inc.	21,438	606
KB HOME	15,150	596
Kohl’s Corp. (a)	63,936	4,541
Leggett & Platt, Inc.	35,226	777
Lennar Corp. Class A	28,603	1,046
Limited Brands	70,205	1,927
Liz Claiborne, Inc.	21,298	794
Lowe’s Cos., Inc.	303,360	9,310
Marriot International, Inc. Class A	64,846	2,804
Mattel, Inc.	80,655	2,040
McDonald’s Corp.	240,039	12,184
McGraw-Hill, Inc.	68,066	4,634
Meredith Corp.	8,079	498
New York Times Co. Class A	29,823	758
Newell Rubbermaid, Inc.	56,935	1,676
News Corp. Class A	467,500	9,916
NIKE, Inc. Class B	76,244	4,444
Nordstrom, Inc.	44,751	2,288
Office Depot, Inc. (a)	56,890	1,724
OfficeMax, Inc.	15,495	609
Omnicom Group, Inc.	66,656	3,527
Polo Ralph Lauren Corp.	12,304	1,207
Pulte Homes, Inc.	43,857	985
Radioshack Corp.	28,165	933
Sears Holdings Corp. (a)	16,315	2,765
Sherwin-Williams Co.	21,092	1,402
Snap-On, Inc.	12,096	611
Stanley Works	16,880	1,025
Staples, Inc.	145,213	3,446
Starbucks Corp. (a)	146,505	3,844
Starwood Hotels & Resorts Worldwide, Inc.	42,240	2,833
Target Corp.	171,207	10,889
Tiffany & Co.	28,084	1,490
Time Warner, Inc.	761,827	16,029
TJX Cos., Inc.	92,681	2,549
Tribune Co.	17,026	501
V.F. Corp.	17,300	1,584
Viacom, Inc. Class B (a)	137,461	5,723
Walt Disney Co.	395,717	13,510
Wendy’s International, Inc.	17,426	640
Whirlpool Corp.	15,833	1,761
Wyndham Worldwide Corp. (a)	35,125	1,274
Yum! Brands, Inc.	105,270	3,444

Total Consumer Discretionary		281,606

CONSUMER STAPLES—9.1%
Altria Group, Inc.	420,867	29,520
Anheuser-Busch Cos., Inc.	153,484	8,006
Archer-Daniels-Midland Co.	131,829	4,362
Avon Products, Inc.	89,296	3,282
Brown-Forman Corp. Class B	16,341	1,194
Campbell Soup Co.	44,856	1,741
Clorox Co.	31,063	1,929
Coca-Cola Co.	402,502	21,055
Coca-Cola Enterprises, Inc.	57,499	1,380
Colgate-Palmolive Co.	102,023	6,616
ConAgra Foods, Inc.	99,003	2,659
Constellation Brands, Inc. Class A (a)	38,122	926
Costco Wholesale Corp.	90,679	5,307
CVS Corp.	307,120	11,194
Dean Foods Co. (a)	25,866	824
Estee Lauder Cos, Inc. Class A	23,812	1,084

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2007 (Unaudited)

		Value
	Shares	(000)

(Consumer Staples continued)
General Mills, Inc.	69,037	$4,033
H.J. Heinz Co.	65,954	3,131
Hershey Foods Corp.	33,366	1,689
Kellogg Co.	51,066	2,645
Kimberly-Clark Corp.	90,686	6,066
Kraft Foods, Inc.	322,401	11,365
Kroger Co.	141,594	3,983
McCormick & Co., Inc.	25,963	991
Molson Coors Brewing Co., Class B	9,447	873
Pepsi Bottling Group, Inc.	27,090	912
PepsiCo, Inc.	327,327	21,227
Procter & Gamble Co.	631,273	38,628
Reynolds American, Inc.	34,855	2,273
Safeway, Inc.	86,702	2,950
Sara Lee Corp.	148,645	2,586
SuperValu, Inc.	41,934	1,942
Sysco Corp.	123,421	4,072
Tyson Foods, Inc., Class A	52,309	1,205
UST Corp.	32,960	1,770
Wal-Mart Stores, Inc.	487,134	23,436
Walgreen Co.	199,284	8,677
Whole Foods Market, Inc.	28,605	1,096
Wrigley Wm., Jr. Co.	42,241	2,336

Total Consumer Staples		248,965

ENERGY—10.3%
Anadarko Petroleum Corp.	93,562	4,864
Apache Corp.	66,938	5,461
Baker Hughes, Inc.	64,253	5,406
BJ Services Co.	60,161	1,711
Chesapeake Energy Corp.	83,052	2,874
ChevronTexaco Corp.	431,562	36,355
ConocoPhillips	326,980	25,668
Devon Energy Corp.	88,290	6,912
El Paso Corp.	142,038	2,447
ENSCO International, Inc.	30,760	1,877
EOG Resources, Inc.	49,439	3,612
ExxonMobil Corp.	1,128,765	94,681
Halliburton Co.	183,720	6,338
Hess Corp.	53,187	3,136
Marathon Oil Corp.	136,639	8,193
Murphy Oil Corp.	38,497	2,288
Nabors Industries, Ltd. (a)	57,066	1,905
National Oilwell Varco, Inc. (a)	35,561	3,707
Noble Corp.	26,379	2,573
Occidental Petroleum Corp.	166,901	9,660
Rowan Cos., Inc.	22,960	941
Schlumberger, Ltd.	235,434	19,998
Smith International, Inc.	40,947	2,401
Sunoco, Inc.	24,942	1,987
Transocean, Inc. (a)	58,106	6,158
Valero Energy Corp.	110,546	8,165
Weatherford International Ltd. (a)	66,724	3,686
Williams Cos., Inc.	121,119	3,830
XTO Energy, Inc.	75,963	4,565

Total Energy		281,399

FINANCIALS—20.5%
ACE, Ltd.	65,299	4,082
AFLAC, Inc.	97,052	4,988
Allstate Corp.	120,863	7,434
Ambac Financial Group, Inc.	20,719	1,806
American Express Co.	238,051	14,564
American International Group, Inc.	520,393	36,443
Ameriprise Financial, Inc.	48,098	3,058
AON Corp.	58,523	2,494
Apartment Investment & Management Co. Class A	19,984	1,008
Archstone-Smith Trust	43,300	2,559
Assurant, Inc.	16,894	995
AvalonBay Communities, Inc.	16,308	1,939
Bank of America Corp.	888,598	43,444
Bank of New York Co., Inc.	150,074	6,219
BB&T Corp.	107,292	4,365
Bear Stearns Cos., Inc.	23,904	3,347
Boston Properties, Inc.	23,315	2,381
Capital One Financial Corp.	82,500	6,471
CB Richard Ellis Group, Inc. Class A (a)	38,377	1,401
Charles Schwab Corp.	203,287	4,171
Chicago Mercantile Exchange Holdings, Inc.	7,088	3,788
Chubb Corp.	79,482	4,303
Cincinnati Financial Corp.	35,173	1,527
CIT Group, Inc.	39,188	2,149
Citigroup, Inc.	990,655	50,812
Comerica, Inc.	31,970	1,901
Commerce Bancorp. Inc.	38,888	1,438
Compass Bancshares, Inc.	26,546	1,831
Countrywide Financial Corp.	119,222	4,334
Developers Diversified Realty Corp.	25,878	1,364
E*Trade Financial Corp. (a)	87,673	1,937
Equity Residential	57,810	2,638
Fannie Mae	193,026	12,610
Federal Home Loan Mortgage Corp.	131,778	7,999
Federated Investors, Inc. Class B	18,710	717
Fidelity National Information Services, Inc.	33,590	1,823
Fifth Third Bancorp	110,120	4,379
First Horizon National Corp.	25,778	1,005
Franklin Resources, Inc.	33,138	4,390
General Growth Properties, Inc.	49,200	2,605
Genworth Financial, Inc. Class A	82,313	2,832
Goldman Sachs Group, Inc.	82,179	17,812
Hartford Financial Services Group, Inc.	63,658	6,271
Hudson City Bancorp, Inc.	101,557	1,241
Huntington Bancshares, Inc.	73,381	1,669

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2007 (Unaudited)

		Value
	Shares	(000)

(Financials continued)
J.P. Morgan Chase & Co.	683,768	$33,129
Janus Capital Group, Inc.	39,115	1,089
KeyCorp	77,804	2,671
Kimco Realty Corp.	45,938	1,749
Legg Mason, Inc.	26,743	2,631
Lehman Brothers Holdings, Inc.	104,674	7,800
Lincoln National Corp.	53,551	3,799
Loews Corp.	90,370	4,607
M & T Bank Corp.	15,577	1,665
Marsh & McLennan Cos., Inc.	112,397	3,471
Marshall & Ilsley Corp.	50,056	2,384
MBIA, Inc.	25,381	1,579
Mellon Financial Corp.	82,999	3,652
Merrill Lynch & Co., Inc.	174,966	14,624
MetLife, Inc.	147,901	9,537
MGIC Investment Corp.	17,204	978
Moody’s Corp.	46,079	2,866
Morgan Stanley	210,637	17,668
National City Corp.	115,690	3,855
Northern Trust Corp.	36,975	2,375
Plum Creek Timber Co., Inc.	36,715	1,530
PNC Financial Services Group, Inc.	70,027	5,013
Principal Financial Group, Inc.	53,345	3,109
Progressive Corp.	148,429	3,552
ProLogis	50,990	2,901
Prudential Financial, Inc.	93,249	9,067
Public Storage, Inc.	24,979	1,919
Regions Financial Corp.	141,629	4,688
SAFECO Corp.	21,816	1,358
Simon Property Group, Inc.	44,342	4,126
SLM Corp.	82,235	4,735
Sovereign Bancorp, Inc.	74,062	1,566
State Street Corp. (b)	79,755	5,455
SunTrust Banks, Inc.	70,517	6,046
Synovus Financial Corp.	63,785	1,958
T. Rowe Price Group, Inc.	52,100	2,703
Torchmark Corp.	18,352	1,230
Travelers Cos., Inc.	134,350	7,188
U.S. Bancorp	349,394	11,513
UnumProvident Corp.	70,272	1,835
Vornado Realty Trust	25,663	2,819
Wachovia Corp.	382,551	19,606
Washington Mutual, Inc.	176,813	7,539
Wells Fargo Co.	671,168	23,605
Western Union Co.	154,006	3,208
XL Capital, Ltd. Class A	35,985	3,033
Zions Bancorp	22,548	1,734

Total Financials		561,709

HEALTH CARE—11.3%
Abbott Laboratories	308,173	16,503
Aetna, Inc.	104,478	5,161
Allergan, Inc.	60,720	3,500
AmerisourceBergen Corp.	38,733	1,916
Amgen, Inc. (a)	232,946	12,880
Applera Corp. — Applied Biosystems Group	37,974	1,160
Barr Pharmaceuticals, Inc. (a)	22,041	1,107
Bausch & Lomb, Inc.	11,192	777
Baxter International, Inc.	129,248	7,282
Becton, Dickinson & Co.	48,231	3,593
Biogen Idec, Inc. (a)	68,259	3,652
Biomet, Inc.	49,805	2,277
Boston Scientific Corp. (a)	239,920	3,680
Bristol-Myers Squibb Co.	395,541	12,483
C.R. Bard, Inc.	21,057	1,740
Cardinal Health, Inc.	77,324	5,462
Celgene Corp. (a)	76,266	4,372
CIGNA Corp.	57,603	3,008
Coventry Health Care, Inc. (a)	30,418	1,754
Eli Lilly & Co.	196,716	10,993
Express Scripts, Inc. (a)	53,300	2,666
Forest Laboratories, Inc. (a)	63,392	2,894
Genzyme Corp. (a)	53,296	3,432
Gilead Sciences, Inc. (a)	184,760	7,163
Hospira, Inc. (a)	32,361	1,263
Humana, Inc. (a)	34,211	2,084
IMS Health, Inc.	39,562	1,271
Johnson & Johnson	579,829	35,729
King Pharmaceuticals, Inc. (a)	50,479	1,033
Laboratory Corp. of America Holdings (a)	23,679	1,853
Manor Care, Inc.	14,550	950
McKesson Corp.	58,326	3,479
Medco Health Solutions, Inc. (a)	56,280	4,389
Medtronic, Inc.	229,638	11,909
Merck & Co., Inc.	432,929	21,560
Millipore Corp. (a)	11,096	833
Mylan Laboratories Inc.	50,291	915
Patterson Cos., Inc. (a)	28,798	1,073
Pfizer, Inc.	1,404,988	35,926
Quest Diagnostics Inc.	32,622	1,685
Schering-Plough Corp.	299,793	9,126
St. Jude Medical, Inc. (a)	67,700	2,809
Stryker Corp.	58,889	3,715
Tenet Healthcare Corp. (a)	97,769	636
Thermo Electron Corp. (a)	83,180	4,302
UnitedHealth Group, Inc.	267,658	13,688
Varian Medical Systems, Inc. (a)	26,073	1,108
Watson Pharmaceuticals, Inc. (a)	21,553	701
Wellpoint, Inc. (a)	122,052	9,743
Wyeth	268,757	15,411
Zimmer Holdings, Inc. (a)	46,854	3,977

Total Health Care		310,623

INDUSTRIALS—11.2%
3M Co.	144,762	12,564
Allied Waste Industries, Inc. (a)	52,668	709
American Standard Cos., Inc.	35,873	2,116
Avery Dennison Corp.	18,781	1,249
Boeing Co.	157,581	15,153
Burlington Northern Santa Fe Corp.	71,276	6,068
Caterpillar, Inc.	128,707	10,078
CH Robinson Worldwide, Inc.	35,545	1,867
Cintas Corp.	28,292	1,116

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2007 (Unaudited)

		Value
	Shares	(000)

(Industrials continued)
Cooper Industries, Ltd.	37,463	$2,139
CSX Corp.	86,266	3,889
Cummins, Inc.	21,304	2,156
Danaher Corp.	47,929	3,619
Deere & Co.	45,011	5,435
Domtar Corp. (a) (c)	11	—
Dover Corp.	42,036	2,150
Eaton Corp.	29,664	2,759
Emerson Electric Co.	158,691	7,427
Equifax, Inc.	25,928	1,152
FedEx Corp.	61,080	6,778
Fluor Corp.	18,030	2,008
General Dynamics Corp.	81,517	6,376
General Electric Co.	2,061,275	78,906
Goodrich Co.	25,914	1,543
Honeywell International, Inc.	156,653	8,816
Illinois Tool Works, Inc.	82,716	4,482
Ingersoll-Rand Co. Class A	59,524	3,263
ITT Industries, Inc.	36,449	2,489
L-3 Communications Holdings, Inc.	25,371	2,471
Lockheed Martin Corp.	70,511	6,637
Masco Corp.	75,908	2,161
Monster Worldwide, Inc. (a)	26,635	1,095
Norfolk Southern Corp.	78,545	4,129
Northrop Grumman Corp.	69,403	5,404
PACCAR, Inc.	49,138	4,277
Pall Corp.	25,444	1,170
Parker-Hannifin Corp.	23,146	2,266
Pitney Bowes, Inc.	44,710	2,093
Precision Castparts Corp.	27,733	3,366
R.R. Donnelley & Sons Co.	44,044	1,916
Raytheon Co.	88,385	4,763
Robert Half International, Inc.	34,790	1,270
Rockwell Automation, Inc.	31,718	2,202
Rockwell Collins, Inc.	32,802	2,317
Ryder Systems, Inc.	12,618	679
Southwest Airlines Co.	152,983	2,281
Terex Corp. (a)	21,093	1,715
Textron, Inc.	25,544	2,813
Tyco International, Ltd.	394,492	13,330
Union Pacific Corp.	53,823	6,198
United Parcel Service, Inc. Class B	212,895	15,541
United Technologies Corp.	198,704	14,094
W.W. Grainger, Inc.	14,510	1,350
Waste Management, Inc.	103,974	4,060

Total Industrials		305,905

INFORMATION TECHNOLOGY—14.7%
Adobe Systems, Inc. (a)	118,964	4,776
Advanced Micro Devices, Inc. (a)	111,815	1,599
Affiliated Computer Services, Inc. Class A (a)	19,803	1,123
Agilent Technologies, Inc. (a)	78,002	2,998
Altera Corp.	73,156	1,619
Analog Devices, Inc.	65,749	2,475
Apple Computer, Inc. (a)	173,850	21,217
Applied Materials, Inc.	277,682	5,518
Autodesk, Inc. (a)	47,540	2,238
Automatic Data Processing, Inc.	109,180	5,292
Avaya, Inc. (a)	87,050	1,466
BMC Software, Inc. (a)	40,985	1,242
Broadcom Corp. Class A (a)	93,725	2,741
CA, Inc.	84,371	2,179
CIENA Corp. (a)	17,644	637
Cisco Systems, Inc. (a)	1,215,336	33,847
Citrix Systems, Inc. (a)	37,473	1,262
Cognizant Technology Solutions Corp. Class A (a)	29,295	2,200
Computer Sciences Corp. (a)	35,540	2,102
Compuware Corp. (a)	55,966	664
Convergys Corp. (a)	28,608	693
Corning, Inc. (a)	315,821	8,069
Dell, Inc. (a)	452,998	12,933
Electronic Arts, Inc. (a)	61,035	2,888
Electronic Data Systems Corp.	101,195	2,806
EMC Corp. (a)	423,883	7,672
First Data Corp.	152,248	4,974
Fiserv, Inc. (a)	34,824	1,978
Google, Inc. Class A (a)	43,842	22,946
Hewlett-Packard Co.	526,347	23,486
IAC (a)	44,529	1,541
Intel Corp.	1,162,615	27,624
International Business Machines Corp.	273,311	28,766
Intuit, Inc. (a)	70,239	2,113
Jabil Circuit, Inc.	38,313	846
Juniper Networks Inc. (a)	111,786	2,814
KLA-Tencor Corp.	38,510	2,116
Lexmark International Group, Inc. Class A (a)	19,500	962
Linear Technology Corp.	51,047	1,847
LSI Logic Corp. (a)	158,096	1,187
Maxim Integrated Products, Inc.	65,786	2,198
MEMC Electronic Materials, Inc. (a)	45,701	2,793
Micron Technology, Inc. (a)	154,889	1,941
Microsoft Corp.	1,686,090	49,689
Molex, Inc.	29,396	882
Motorola, Inc.	465,173	8,234
National Semiconductor Corp.	58,215	1,646
NCR Corp. (a)	36,427	1,914
Network Appliance, Inc. (a)	72,665	2,122
Novell, Inc. (a)	70,374	548
Novellus Systems, Inc. (a)	25,633	727
NVIDIA Corp. (a)	69,660	2,878
Oracle Corp. (a)	796,528	15,700
Paychex, Inc.	68,992	2,699
PerkinElmer, Inc.	25,526	665
QLogic Corp. (a)	32,708	545
QUALCOMM, Inc.	332,965	14,447
SanDisk Corp. (a)	46,706	2,286
Solectron Corp. (a)	189,755	698
Sun Microsystems, Inc. (a)	719,014	3,782
Symantec Corp. (a)	178,049	3,597
Tektronix, Inc.	17,074	576

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2007 (Unaudited)

		Value
	Shares	(000)

(Information Technology continued)
Tellabs, Inc. (a)	87,077	$937
Teradyne, Inc. (a)	39,375	692
Texas Instruments, Inc.	287,600	10,822
Unisys Corp. (a)	71,488	653
VeriSign, Inc. (a)	50,839	1,613
Waters Corp. (a)	21,019	1,248
Xerox Corp. (a)	189,335	3,499
Xilinx, Inc.	59,910	1,604
Yahoo!, Inc. (a)	242,665	6,583

Total Information Technology		403,674

MATERIALS—3.2%
Air Products & Chemicals, Inc.	43,196	3,472
Alcoa, Inc.	172,861	7,006
Allegheny Technologies, Inc.	20,893	2,191
Ashland, Inc.	10,958	701
Ball Corp.	20,545	1,092
Bemis Co., Inc.	21,774	723
Consol Energy, Inc.	36,737	1,694
Dow Chemical Co.	190,941	8,443
E.I. Du Pont de Nemours & Co.	184,120	9,361
Eastman Chemical Co.	17,106	1,100
Ecolab, Inc.	36,565	1,561
Freeport-McMoRan Copper & Gold, Inc. Class B	74,393	6,161
Hercules, Inc. (a)	23,605	464
International Flavors & Fragrances, Inc.	16,168	843
International Paper Co.	87,485	3,416
MeadWestvaco Corp.	37,604	1,328
Monsanto Co.	107,954	7,291
Newmont Mining Corp.	88,998	3,476
Nucor Corp.	60,165	3,529
Pactiv Corp. (a)	27,591	880
Peabody Energy Corp.	52,048	2,518
PPG Industries, Inc.	32,126	2,445
Praxair, Inc.	63,409	4,565
Rohm & Haas Co.	29,482	1,612
Sealed Air Corp.	33,377	1,035
Sigma-Aldrich Corp.	27,317	1,166
Temple-Inland, Inc.	21,386	1,316
United States Steel Corp.	23,224	2,526
Vulcan Materials Co.	19,491	2,233
Weyerhaeuser Co.	42,127	3,325

Total Materials		87,473

TELECOMMUNICATION SERVICES—3.7%
ALLTEL Corp.	69,403	4,688
AT&T, Inc.	1,234,806	51,244
CenturyTel, Inc.	22,933	1,125
Citizens Communications Co.	69,518	1,062
Embarq Corp.	30,412	1,927
JDS Uniphase Corp. (a)	43,752	588
Qwest Communications International, Inc. (a)	308,851	2,996
Sprint Corp. (Fon Group)	579,048	11,992
Verizon Communications, Inc.	581,637	23,946
Windstream Corp.	98,878	1,459

Total Telecommunication Services		101,027

UTILITIES—3.5%
AES Corp. (a)	133,637	2,924
Allegheny Energy, Inc. (a)	33,697	1,743
Ameren Corp.	40,308	1,976
American Electric Power Co., Inc.	80,381	3,620
CenterPoint Energy, Inc.	64,938	1,130
CMS Energy Corp.	46,141	794
Consolidated Edison, Inc.	50,471	2,277
Constellation Energy Group, Inc.	36,543	3,185
Dominion Resources, Inc.	69,255	5,977
DTE Energy Co.	36,388	1,755
Duke Energy Corp.	251,870	4,609
Dynegy Inc. (a)	82,789	782
Edison International	64,331	3,610
Entergy Corp.	40,018	4,296
Exelon Corp.	133,510	9,693
FirstEnergy Corp.	61,294	3,968
FPL Group, Inc.	80,411	4,563
Integrys Energy Group, Inc.	15,378	780
KeySpan Corp.	36,347	1,526
Nicor, Inc.	9,319	400
NiSource, Inc.	56,685	1,174
PG&E Corp.	69,971	3,170
Pinnacle West Capital Corp.	20,748	827
PPL Corp.	75,961	3,554
Progress Energy, Inc.	50,365	2,296
Public Service Enterprise Group, Inc.	49,987	4,388
Questar Corp.	35,350	1,868
Sempra Energy	53,280	3,156
Southern Co.	148,478	5,091
Spectra Energy Corp.	127,058	3,298
TECO Energy, Inc.	43,371	745
TXU Corp.	91,207	6,138
Xcel Energy, Inc.	83,653	1,712

Total Utilities		97,025

Total Common Stocks (Cost $1,593,337,921)		2,679,406

	Par
	Amount
U.S. GOVERNMENT SECURITIES	(000)

(0.2% of portfolio)
United States Treasury Bill, 4.6%, due 09/06/07(b)(e)	$4,299	$4,262

Total U.S. Government Securities (Cost $4,261,836)		4,262

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2007 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS	(000)	(000)

(1.5% of portfolio)
AIM Short Term Investment Prime Portfolio	40,921	$40,921
Federated Money Market Obligations Trust	540	540

Total Money Market Funds (Cost $41,461,153)		41,461

TOTAL INVESTMENTS (Cost $1,639,060,910)—99.5%		$2,725,129

OTHER ASSETS IN EXCESS OF LIABILITIES—0.5%		13,046

NET ASSETS — 100%		$2,738,175

	Number	Unrealized
	of	Depreciation
SCHEDULE OF FUTURES CONTRACTS	Contracts	(000)

S&P 500 Financial Futures Contracts (long) Expiration date 09/2007	770	$(324)

TOTAL UNREALIZED DEPRECIATION ON OPEN FUTURES CONTRACTS PURCHASED		$(324)

(a)	Non-income producing security.
(b)	Affiliated issuer. See table that follows for more information.
(c)	Amount is less than $1,000.
(d)	Rate represents annualized yield at date of purchase.
(e)	Security held as collateral in relation to initial margin requirements on futures contracts.

Income
		Shares	Shares		Earned
		Purchased	Sold		for the
	Number of	for the	for the	Number of	Six Months	Realized
	Shares	Six Months	Six Months	Shares	Ended	Gain on
	Held at	Ended	Ended	Held at	06/30/07	Shares Sold
AFFILIATE TABLE	12/31/06	06/30/07	06/30/07	06/30/07	(000)	(000)

State Street Corp.	69,744	17,100	7,089	79,755	$29	$139

Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: State Street Equity 500 Index Portfolio
June 30, 2007 (Unaudited)

ASSETS	(Amounts in thousands)

Investments in unaffiliated issuers at market (identified cost $1,635,907)	$2,719,674
Investments in non-controlled affiliates at market (identified cost $3,154) (Note 4)	5,455

Total investments	2,725,129

Receivables:
Investment securities sold	14,207
Dividends and interest	3,151

Total assets	2,742,487

LIABILITIES
Payables:
Investment securities purchased	4,137
Daily variation margin on futures contracts	70
Management fees (Note 4)	105

Total liabilities	4,312

NET ASSETS	$2,738,175

STATEMENT OF OPERATIONS: State Street Equity 500 Index Portfolio

For the Six Months Ended June 30, 2007

INVESTMENT INCOME	(Amounts in thousands)

Dividend income— unaffiliated issuers	$25,994
Dividend income— non-controlled affiliated issuers	29
Interest	1,569

Total investment income	27,592

EXPENSES
Management fees (Note 4)	628

Total expenses	628

NET INVESTMENT INCOME	26,964

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments — unaffiliated issuers	72,669
Investments — non-controlled affiliated issuer	139
Future contracts	2,479

Net realized gain	75,287

Net change in unrealized appreciation (depreciation) on:
Investments	85,942
Futures contracts	(336)

Net change in unrealized appreciation	85,606

NET REALIZED AND UNREALIZED GAIN	160,893

NET INCREASE IN NET ASSETS FROM OPERATIONS	$187,857

   Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: State Street Equity 500 Index Portfolio
(Amounts in thousands)

	For the Six
	Months Ended	For the Year
	June 30, 2007	Ended
INCREASE (DECREASE) IN NET ASSETS FROM:	(Unaudited)	December 31, 2006

Operations
Net investment income	$26,964	$49,532
Net realized gain on investments and futures contracts	75,287	9,894
Net change in net unrealized appreciation (depreciation)	85,606	318,596

Net increase in net assets from operations	187,857	378,022

Capital Transactions
Proceeds from contributions	213,154	310,574
Contributions in-kind	—	8,054
Fair value of withdrawals	(429,532)	(383,063)

Net decrease in net assets from capital transactions	(216,387)	(64,435)

TOTAL NET INCREASE (DECREASE) IN NET ASSETS	(28,521)	313,587

NET ASSETS
Beginning of period	2,766,696	2,453,109

End of period	$2,738,175	$2,766,696

FINANCIAL HIGHLIGHTS: State Street Equity 500 Index Portfolio

	Six Months
	Ended		Year Ended December 31,
	June 30, 2007
	(Unaudited)		2006	2005	2004	2003	2002

TOTAL RETURN (a)	6.95	%(c)	15.75%	4.87%	10.86%	28.62%	(22.16)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,738,175		$2,766,696	$2,453,109	$2,767,467	$2,714,672	$1,992,548
Ratios to average net assets:
Operating expenses	0.045	%(d)	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	1.98	%(d)	1.94%	1.84%	1.97%	1.74%	1.57%
Portfolio turnover rate (b)	7	%(c)	10%	8%	9%	12%	13%

(a)	Results represent past performance and are not indicative of future results.
(b)	The portfolio turnover rate excludes in-kind security transactions.

(c)	Not Annualized.
(d)	Annualized.

Appendix A
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio
June 30, 2007 (Unaudited)

1. ORGANIZATION

The State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises nine investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Tax Free Limited Duration Bond Portfolio, the State Street Limited Duration Bond Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”). At June 30, 2007, only the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio and the State Street Tax Free Limited Duration Bond Portfolio were in operation. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities transactions, investment income and expenses: Securities transactions are recorded on a trade date basis for financial statement purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Use of Estimates: The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS

For the six months ended June 30, 2007, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind contributions and withdrawals, aggregated to $181,886,420 and $350,888,232, respectively. The aggregate value of in-kind contributions was $0.

At June 30, 2007, the book cost of investments was $1,639,060,910, which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $1,127,577,940 and $41,510,236, respectively, resulting in net appreciation of $1,086,067,704 for all securities as computed on a federal income tax basis.

The difference between book and tax cost amounts are primarily due to wash sale loss deferrals.

   Appendix A

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2007 (Unaudited)

4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measure, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course or preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in portfolio NAV calculations as late as the Portfolio’s last NAV calculation in the first required financial statement reporting period. As a result, the Portfolio has incorporated FIN 48 in its semi annual report at June 30, 2007. At this time, management has evaluated the implication of FIN 48 and there is no impact to the financial statements.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at June 30, 2007 is listed in the Portfolio of Investments.

5. TRUSTEES’ FEES

Pursuant to certain agreements, with State Street and its affiliates, each Independent Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street or its affiliates.

6. INDEMNIFICATIONS

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

7. NEW ACCOUNTING PRONOUCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in portfolio NAV calculations as late as the Portfolio’s last NAV calculation in the first required financial statement reporting period. As a result, the Portfolio has incorporated FIN 48 in its semi annual report at June 30, 2007. At this time, management has evaluated the implication of FIN 48 and there is no impact to the financial statements.

In September 2006, Statement of Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have, if any, on the Portfolio’s financial statement disclosures.

GENERAL INFORMATION (Unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

Appendix A

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030
www.homesteadfunds.com
This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2. Code of Ethics.
Not required in this filing.
Item 3. Audit Committee Financial Expert.
Not required in this filing.
Item 4. Principal Accountant Fees and Services.
Not required in this filing.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable, as schedule is included in Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Homestead Funds, Inc.

By	/s/ Peter R. Morris Peter R. Morris President (Principal Executive Officer

Date	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter R. Morris Peter R. Morris President (Principal Executive Officer

Date	August 29, 2007

By	/s/ Sheri Cooper

Sheri Cooper Treasurer (Principal Financial Officer)

Date	August 29, 2007